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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04424

                        Van Kampen Life Investment Trust
___________________________________________________________________________
               (Exact name of registrant as specified in charter)

             1221 Avenue of the Americas, New York, New York 10020
___________________________________________________________________________
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
             1221 Avenue of the Americas, New York, New York 10020
___________________________________________________________________________
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:  12/31

Date of reporting period:  6/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Comstock Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered though a variable insurance contract.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                   CLASS I                CLASS II
 TOTAL RETURNS                 since 4/30/99           since 9/18/00

 Since Inception                    5.66%                  6.25%

 5-year                             5.71                     --

 1-year                            21.58                  21.32

 6-month                            5.06                   4.90
 ---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains.

The S&P Barra Value Index is generally representative of the U.S. market for value stocks. The S&P 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Life Investment Trust--Comstock Portfolio is managed by the Adviser's Multi-Cap Value team.(1) Current members include B. Robert Baker, Jr., Managing Director of the Adviser; Jason S. Leder and Kevin C. Holt, Executive Directors of the Adviser.

MARKET CONDITIONS

Following a strong run-up in 2003, stock prices advanced modestly during the first six months of 2004. The S&P 500 Index rose 3.44 percent in the semiannual period. Concerns about inflation, rising interest rates, high energy prices, and terrorism kept the market's gains in check.

Investors began to interpret positive economic data as evidence that the Federal Reserve Board (the Fed) would begin a period of monetary tightening. Although the Fed hinted at a "measured" pace of interest-rate increases, improving economic conditions--coupled with soaring energy prices and strong consumer spending--fanned investors' fears that the Fed would not be able to contain inflation. During the period, inflation did remain in check. Although, at its June 30 meeting, the Fed raised the federal funds rate a quarter point as a pre-emptive measure.

Daily headlines about terrorism, including the Madrid train bombing in March and the continued violence in Iraq, as well as more general terrorism fears, contributed to price volatility and an overall wariness among stock investors.

PERFORMANCE ANALYSIS

Van Kampen LIT--Comstock Portfolio returned 5.06 percent (Class I shares unadjusted for sales charge) for the six-month period ended June 30, 2004. The portfolio's benchmark indexes, the S&P Barra Value Index and the S&P 500 Index returned 4.17 percent and 3.44 percent, respectively, for the same period.

Energy stocks were significant contributors to the portfolio's overall performance during the period. The commodity price of oil remained elevated, reaching a high of $40 per barrel. Higher prices and tight supply spurred demand for exploration and drilling, which benefited the portfolio's positions in Halliburton and Schlumberger. Both companies provide a range of services for oil and gas drilling and production and have been large positions in the portfolio for some time now. Furthermore, investors believe that Halliburton's asbestos litigation risk no longer posed the threat it once did. Transocean, an offshore driller, also generated strong results during the period.

Utility stocks also boosted the portfolio's six-month return. TXU, which provides electric power to customers in the United States (primarily in Texas) and in Australia, was among the portfolio's top contributors to overall performance. We believe the stock's performance serves as a good example of our disciplined, contrarian approach. In 2002, TXU surprised the markets with a dividend cut and the sale of some of its U.K. assets. The stock, which the portfolio did own at the time, sold off precipitously. However, rather than following the herd, we considered this price dip a buying opportunity. Since then, our patience was rewarded as the stock has turned around. In mid-April, the company announced a joint venture and the stock rallied strongly.

The portfolio also benefited from its holdings in financial stocks. Insurance and brokerage companies dominated the best performers in this category, in concert with the rebound in stock prices.

Conversely, the portfolio lost ground in its health-care holdings. Pharmaceutical stocks took a beating when investors believed a proposed drug-reimportation bill would threaten profit margins for non-generic drug makers. As a result, the portfolio's positions in GlaxoSmithKline and Bristol-Myers Squibb detracted from overall results.

Media stocks were another area of weakness for the portfolio, as low advertising revenues have hurt holdings such as Clear Channel Communications and Liberty Media. Nonetheless, in our view, these stocks still represent compelling values and the slowdown in ad spending is a typical short-term trend in the industry. The portfolio continued to hold these positions, and we have added to the portfolio's stake in Clear Channel.

We continue to focus our efforts on bottom-up stock selection and fundamental research. We remain committed to the portfolio's discipline of seeking well-established, undervalued companies, regardless of what the economy or markets are doing.

There is no guarantee the securities mentioned will continue to perform well or be held by the portfolio in the future.


TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 2004

---------------------------------------------------------------
                            S&P BARRA       STANDARD &
      CLASS I   CLASS II   VALUE INDEX   POOR'S 500 INDEX
       5.06%     4.90%        4.17%           3.44%
---------------------------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

TOP 10 HOLDINGS AS OF 6/30/04
Sprint Corp                                          4.7%
Halliburton Co                                       4.4
International Paper Co                               3.9
Freddie Mac                                          3.6
GlaxoSmithKline Plc                                  3.3
Verizon Communications Inc                           3.2
Schlumberger Ltd                                     3.2
Bristol-Myers Squibb Co                              3.1
SBC Communications Inc                               2.9
Georgia-Pacific Corp                                 2.6

TOP 10 INDUSTRIES AS OF 6/30/04
Integrated Telecomm Services                        10.2%
Pharmaceuticals                                     10.1
Oil & Gas Equipment & Services                       7.1
Paper Products                                       6.1
Electric Utilities                                   5.2
Integrated Oil & Gas                                 4.2
Diversified Banks                                    4.1
Thrifts & Mortgage Finance                           3.8
Diversified Chemicals                                3.7
Property & Casualty                                  3.4

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to policyholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to policyholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to policyholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 portfolio holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio's policies and procedures with respect to the voting of proxies relating to the portfolio's securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                     NUMBER OF
DESCRIPTION                           SHARES          VALUE
----------------------------------------------------------------
COMMON STOCKS  93.4%
ALUMINUM  1.6%
Alcoa, Inc. .......................   600,100     $   19,821,303
                                                  --------------

APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc. .........   269,100         10,624,068
                                                  --------------
BROADCASTING & CABLE TV  2.8%
Clear Channel Communications,
  Inc. ............................   524,400         19,376,580
Liberty Media Corp., Class A (a)...  1,394,200        12,533,858
Liberty Media International, Inc.,
  Class A (a)......................    69,670          2,584,757
                                                  --------------
                                                      34,495,195
                                                  --------------

COMMUNICATIONS EQUIPMENT  0.8%
Andrew Corp. (a)...................    56,000          1,120,560
Cisco Systems, Inc. (a)............    35,300            836,610
Comverse Technology, Inc. (a)......    29,500            588,230
Ericsson, Class B--ADR (Sweden)
  (a)..............................   133,920          4,006,886
JDS Uniphase Corp. (a).............   146,800            556,372
Nokia Oyj--ADR (Finland)...........   160,300          2,330,762
                                                  --------------
                                                       9,439,420
                                                  --------------
COMPUTER HARDWARE  1.0%
Hewlett-Packard Co. ...............   336,130          7,092,343
International Business Machines
  Corp. ...........................    51,400          4,530,910
                                                  --------------
                                                      11,623,253
                                                  --------------
COMPUTER STORAGE & PERIPHERALS  0.3%
Lexmark International, Inc., Class
  A (a)............................    42,400          4,092,872
                                                  --------------

CONSUMER FINANCE  0.1%
Capital One Financial Corp. .......    21,500          1,470,170
                                                  --------------

DATA PROCESSING & OUTSOURCING SERVICES  0.3%
SunGard Data Systems, Inc. (a).....   142,000          3,692,000
                                                  --------------
DEPARTMENT STORES  0.9%
Federated Department Stores,
  Inc. ............................   161,960          7,952,236
May Department Stores Co. .........    99,000          2,721,510
                                                  --------------
                                                      10,673,746
                                                  --------------
DIVERSIFIED BANKS  4.1%
Bank of America Corp. .............   318,397         26,942,754
Wells Fargo & Co. .................   396,710         22,703,713
                                                  --------------
                                                      49,646,467
                                                  --------------
DIVERSIFIED CHEMICALS  3.7%
Dow Chemical Co. ..................   668,100         27,191,670
Du Pont (E.I.) de Nemours & Co. ...   391,500         17,390,430
                                                  --------------
                                                      44,582,100
                                                  --------------
DRUG RETAIL  0.6%
CVS Corp. .........................   177,100          7,441,742
                                                  --------------

ELECTRIC UTILITIES  5.2%
American Electric Power Co.,
  Inc. ............................   205,272          6,568,704
Centerpoint Energy, Inc. ..........   251,300          2,889,950
Dominion Resources, Inc. ..........   155,900          9,834,172
Exelon Corp. ......................    37,790          1,258,029
FirstEnergy Corp. .................   264,300          9,887,463
Scottish Power PLC--ADR (United
  Kingdom).........................   134,764          3,976,886
TXU Corp. .........................   692,590         28,056,821
                                                  --------------
                                                      62,472,025
                                                  --------------

                                     NUMBER OF
DESCRIPTION                           SHARES          VALUE
----------------------------------------------------------------
ELECTRONIC MANUFACTURING SERVICES  0.7%
Flextronics International, Ltd.
  (Singapore) (a)..................   306,400     $    4,887,080
Jabil Circuit, Inc. (a)............    61,500          1,548,570
Kemet Corp. (a)....................   123,800          1,512,836
                                                  --------------
                                                       7,948,486
                                                  --------------
FOOD RETAIL  0.8%
Kroger Co. (a).....................   549,100          9,993,620
                                                  --------------

HEALTH CARE DISTRIBUTORS  0.6%
AmerisourceBergen Corp. ...........   121,900          7,287,182
                                                  --------------

HOUSEHOLD PRODUCTS  2.3%
Kimberly-Clark Corp. ..............   419,660         27,647,201
                                                  --------------

INDUSTRIAL MACHINERY  0.4%
Cognex Corp. ......................   139,400          5,364,112
                                                  --------------

INTEGRATED OIL & GAS  4.2%
BP PLC--ADR (United Kingdom).......   167,080          8,950,476
ConocoPhillips.....................   130,556          9,960,117
Petroleo Brasileiro SA--ADR
  (Brazil).........................   381,800         10,717,126
Royal Dutch Petroleum Co.
  (Netherlands)....................   115,200          5,952,384
Total SA--ADR (France).............   159,600         15,334,368
                                                  --------------
                                                      50,914,471
                                                  --------------
INTEGRATED TELECOMMUNICATION SERVICES  10.2%
Amdocs, Ltd. (Guernsey) (a)........    24,800            581,064
SBC Communications, Inc. ..........  1,378,000        33,416,500
Sprint Corp. ......................  3,045,800        53,606,080
Verizon Communications, Inc. ......  1,015,980        36,768,316
                                                  --------------
                                                     124,371,960
                                                  --------------
INVESTMENT BANKING & BROKERAGE  0.7%
Goldman Sachs Group, Inc. .........     7,800            734,448
Lehman Brothers Holdings, Inc. ....    50,800          3,822,700
Merrill Lynch & Co., Inc. .........    67,300          3,632,854
                                                  --------------
                                                       8,190,002
                                                  --------------
IT CONSULTING & OTHER SERVICES  0.4%
Affiliated Computer Services, Inc.,
  Class A (a)......................    99,900          5,288,706
                                                  --------------

LEISURE PRODUCTS  0.5%
Mattel, Inc. ......................   320,800          5,854,600
                                                  --------------

LIFE & HEALTH INSURANCE  1.3%
Metlife, Inc. .....................   185,700          6,657,345
Torchmark Corp. ...................   178,310          9,593,078
                                                  --------------
                                                      16,250,423
                                                  --------------
MANAGED HEALTH CARE  1.2%
Aetna, Inc. .......................   175,700         14,934,500
                                                  --------------

MOVIES & ENTERTAINMENT  1.4%
Walt Disney Co. ...................   663,100         16,902,419
                                                  --------------

MULTI-LINE INSURANCE  0.7%
Assurant, Inc. ....................   151,500          3,996,570
Genworth Financial, Inc., Class A
  (a)..............................   176,800          4,057,560
Nationwide Financial Services,
  Inc. ............................     5,600            210,616
                                                  --------------
                                                       8,264,746
                                                  --------------

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                     NUMBER OF
DESCRIPTION                           SHARES          VALUE
----------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER  1.1%
Constellation Energy Group,
  Inc. ............................   164,530     $    6,235,687
Public Service Enterprise Group,
  Inc. ............................   185,200          7,413,556
                                                  --------------
                                                      13,649,243
                                                  --------------
OIL & GAS DRILLING  2.7%
GlobalSantaFe Corp. (Cayman
  Islands).........................   633,000         16,774,500
Transocean, Inc. (Cayman Islands)
  (a)..............................   545,000         15,772,300
                                                  --------------
                                                      32,546,800
                                                  --------------
OIL & GAS EQUIPMENT & SERVICES  7.1%
Halliburton Co. ...................  1,650,690        49,949,879
Schlumberger, Ltd. (Netherlands
  Antilles)........................   576,950         36,642,095
                                                  --------------
                                                      86,591,974
                                                  --------------
OTHER DIVERSIFIED FINANCIAL SERVICES  2.0%
Citigroup, Inc. ...................   404,100         18,790,650
JP Morgan Chase & Co. .............   125,455          4,863,890
Principal Financial Group, Inc. ...    28,800          1,001,664
                                                  --------------
                                                      24,656,204
                                                  --------------
PACKAGED FOODS  1.8%
Kraft Foods, Inc. .................   354,600         11,233,728
Unilever NV (Netherlands)..........   153,800         10,536,838
                                                  --------------
                                                      21,770,566
                                                  --------------
PAPER PRODUCTS  6.1%
Georgia-Pacific Corp. .............   806,500         29,824,370
International Paper Co. ...........   989,779         44,243,121
                                                  --------------
                                                      74,067,491
                                                  --------------
PHARMACEUTICALS  10.1%
Bristol-Myers Squibb Co. ..........  1,423,825        34,883,713
GlaxoSmithKline PLC--ADR (United
  Kingdom).........................   893,500         37,044,510
Merck & Co., Inc. .................    88,300          4,194,250
Pfizer, Inc. ......................   475,300         16,293,284
Roche Holdings AG--ADR
  (Switzerland)....................   124,600         12,337,892
Schering-Plough Corp. .............   579,100         10,701,768
Wyeth, Inc. .......................   206,800          7,477,888
                                                  --------------
                                                     122,933,305
                                                  --------------
PHOTOGRAPHIC PRODUCTS  0.8%
Eastman Kodak Co. .................   358,000          9,658,840
                                                  --------------
PROPERTY & CASUALTY  3.4%
Allstate Corp. ....................   274,800         12,791,940
AMBAC Financial Group, Inc. .......   113,680          8,348,659
Berkshire Hathaway, Inc., Class B
  (a)..............................       185            546,675
Chubb Corp. .......................   228,850         15,602,993
Saint Paul Travelers Cos., Inc. ...   100,298          4,066,081
                                                  --------------
                                                      41,356,348
                                                  --------------
RAILROADS  0.4%
Burlington Northern Santa Fe
  Corp. ...........................   134,400          4,713,408
                                                  --------------

REINSURANCE  0.1%
RenaissanceRe Holdings, Ltd.
  (Bermuda)........................    22,700          1,224,665
                                                  --------------

                                     NUMBER OF
DESCRIPTION                           SHARES          VALUE
----------------------------------------------------------------
REGIONAL BANKS  1.3%
PNC Financial Services Group,
  Inc. ............................   257,400     $   13,662,792
SunTrust Banks, Inc. ..............    33,600          2,183,664
                                                  --------------
                                                      15,846,456
                                                  --------------
RESTAURANTS  1.4%
Darden Restaurants, Inc. ..........   238,200          4,895,010
McDonald's Corp. ..................   471,800         12,266,800
                                                  --------------
                                                      17,161,810
                                                  --------------
SEMICONDUCTOR EQUIPMENT  0.4%
Credence Systems Corp. (a).........   271,600          3,748,080
Novellus Systems, Inc. (a).........    29,200            918,048
                                                  --------------
                                                       4,666,128
                                                  --------------
SEMICONDUCTORS  0.0%
Intel Corp. .......................    13,300            367,080
                                                  --------------

SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ...................   137,000          5,696,460
                                                  --------------

SPECIALTY STORES  0.6%
Boise Cascade Corp. ...............   185,990          7,000,664
                                                  --------------

SYSTEMS SOFTWARE  0.7%
Check Point Software Technologies
  Ltd. (Israel) (a)................    51,400          1,387,286
Microsoft Corp. ...................   228,760          6,533,386
                                                  --------------
                                                       7,920,672
                                                  --------------
THRIFTS & MORTGAGE FINANCE  3.8%
Fannie Mae.........................    76,500          5,459,040
Freddie Mac........................   643,240         40,717,092
                                                  --------------
                                                      46,176,132
                                                  --------------
TOBACCO  1.4%
Altria Group, Inc. ................   332,340         16,633,617
                                                  --------------

TOTAL LONG-TERM INVESTMENTS  93.4%
  (Cost $970,871,083).........................     1,133,924,652

REPURCHASE AGREEMENT  8.0%
UBS Securities ($97,716,000 par collateralized
  by U.S. Government obligations in a pooled
  cash account, interest rate of 1.25%, dated
  06/30/04, to be sold on 07/01/04 at
  $97,719,393)
  (Cost $97,716,000)..........................        97,716,000
                                                  --------------

TOTAL INVESTMENTS  101.4%
  (Cost $1,068,587,083).......................     1,231,640,652
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (1.4%)..............................       (17,323,189)
                                                  --------------

NET ASSETS  100.0%............................    $1,214,317,463
                                                  ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $1,068,587,083).....................    $1,231,640,652
Cash........................................................         1,871,135
Receivables:
  Portfolio Shares Sold.....................................         8,718,774
  Investments Sold..........................................         2,086,602
  Dividends.................................................         2,085,220
  Interest..................................................             3,393
Other.......................................................            68,591
                                                                --------------
    Total Assets............................................     1,246,474,367
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        30,388,126
  Portfolio Shares Repurchased..............................           775,576
  Investment Advisory Fee...................................           543,774
  Distributor and Affiliates................................           371,569
Trustees' Deferred Compensation and Retirement Plans........            56,351
Accrued Expenses............................................            21,508
                                                                --------------
    Total Liabilities.......................................        32,156,904
                                                                --------------
NET ASSETS..................................................    $1,214,317,463
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,076,393,238
Net Unrealized Appreciation.................................       163,053,569
Accumulated Undistributed Net Investment Income.............         7,614,666
Accumulated Net Realized Loss...............................       (32,744,010)
                                                                --------------
NET ASSETS..................................................    $1,214,317,463
                                                                ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $271,556,956 and
  22,163,415 shares of beneficial interest issued and
  outstanding)..............................................    $        12.25
                                                                ==============
  Class II Shares (Based on net assets of $942,760,507 and
  77,061,008 shares of beneficial interest issued and
  outstanding)..............................................    $        12.23
                                                                ==============

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $199,801)....    $11,373,019
Interest....................................................        453,650
                                                                -----------
    Total Income............................................     11,826,669
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,001,509
Distribution (12b-1) and Service Fees.......................        996,751
Custody.....................................................         44,953
Trustees' Fees and Related Expenses.........................         14,644
Legal.......................................................         10,638
Other.......................................................        112,250
                                                                -----------
    Total Expenses..........................................      4,180,745
    Less Credits Earned on Cash Balances....................         18,904
                                                                -----------
    Net Expenses............................................      4,161,841
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 7,664,828
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $10,268,905
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    131,742,516
  End of the Period.........................................    163,053,569
                                                                -----------
Net Unrealized Appreciation During the Period...............     31,311,053
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $41,579,958
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $49,244,786
                                                                ===========

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                  FOR THE                 FOR THE
                                                              SIX MONTHS ENDED          YEAR ENDED
                                                               JUNE 30, 2004         DECEMBER 31, 2003
                                                              ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $    7,664,828          $  8,678,570
Net Realized Gain...........................................       10,268,905             6,264,090
Net Unrealized Appreciation During the Period...............       31,311,053           158,524,388
                                                               --------------          ------------
Change in Net Assets from Operations........................       49,244,786           173,467,048
                                                               --------------          ------------

Distributions from Net Investment Income:
  Class I Shares............................................       (2,550,689)           (1,589,043)
  Class II Shares...........................................       (6,141,264)           (2,727,309)
                                                               --------------          ------------
Total Distributions.........................................       (8,691,953)           (4,316,352)
                                                               --------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       40,552,833           169,150,696
                                                               --------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      320,547,407           419,571,136
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        8,691,953             4,316,352
Cost of Shares Repurchased..................................      (64,691,115)          (88,995,592)
                                                               --------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      264,548,245           334,891,896
                                                               --------------          ------------
TOTAL INCREASE IN NET ASSETS................................      305,101,078           504,042,592
NET ASSETS:
Beginning of the Period.....................................      909,216,385           405,173,793
                                                               --------------          ------------
End of the Period (Including accumulated undistributed net
  investment income of $7,614,666 and $8,641,791,
  respectively).............................................   $1,214,317,463          $909,216,385
                                                               ==============          ============

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                 APRIL 30, 1999
                                            SIX MONTHS                                                            (COMMENCEMENT
                                              ENDED                    YEAR ENDED DECEMBER 31,                    OF INVESTMENT
CLASS I SHARES                               JUNE 30,       ----------------------------------------------       OPERATIONS) TO
                                               2004          2003         2002          2001         2000       DECEMBER 31, 1999
                                            -------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................     $11.78        $ 9.10       $ 11.42       $11.75       $ 9.31           $10.00
                                              ------        ------       -------       ------       ------           ------
  Net Investment Income..................        .08           .13           .10          .09          .14              .10
  Net Realized and Unrealized
    Gain/Loss............................        .51          2.66         (2.25)        (.38)        2.57             (.66)
                                              ------        ------       -------       ------       ------           ------
Total from Investment Operations.........        .59          2.79         (2.15)        (.29)        2.71             (.56)
                                              ------        ------       -------       ------       ------           ------
Less:
  Distributions from Net Investment
    Income...............................        .12           .11           .08          -0-          .09              .13
  Distributions from Net Realized Gain...        -0-           -0-           .09          .04          .18              -0-
                                              ------        ------       -------       ------       ------           ------
Total Distributions......................        .12           .11           .17          .04          .27              .13
                                              ------        ------       -------       ------       ------           ------
NET ASSET VALUE, END OF THE PERIOD.......     $12.25        $11.78       $  9.10       $11.42       $11.75           $ 9.31
                                              ======        ======       =======       ======       ======           ======

Total Return*............................      5.06%**      30.99%       -19.25%       -2.46%       29.79%           -5.53%**
Net Assets at End of the Period (In
  millions)..............................     $271.6        $234.0       $ 128.0       $ 80.9       $ 16.7           $  1.6
Ratio of Expenses to Average Net Assets*
  (a)....................................       .61%          .65%          .69%         .81%        1.01%             .95%
Ratio of Net Investment Income to Average
  Net Assets*............................      1.64%         1.65%         1.57%        1.42%        2.49%            1.99%
Portfolio Turnover.......................        10%**         37%           51%          50%          74%              42%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (a)..........................        N/A           N/A           N/A          N/A        2.20%           10.36%
   Ratio of Net Investment Income/Loss to
     Average Net Assets..................        N/A           N/A           N/A          N/A        1.30%           (7.42%)
** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A=Not Applicable.

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS                                               SEPTEMBER 18, 2000
                                                        ENDED               YEAR ENDED DECEMBER 31,              (COMMENCEMENT
CLASS II SHARES                                        JUNE 30,        ---------------------------------       OF OPERATIONS) TO
                                                         2004           2003         2002          2001        DECEMBER 31, 2000
                                                      ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........      $11.75         $ 9.07       $ 11.39       $11.75             $10.19
                                                        ------         ------       -------       ------             ------
  Net Investment Income...........................         .06            .10           .07          .10                .04
  Net Realized and Unrealized Gain/Loss...........         .51           2.66         (2.25)        (.42)              1.68
                                                        ------         ------       -------       ------             ------
Total from Investment Operations..................         .57           2.76         (2.18)        (.32)              1.72
                                                        ------         ------       -------       ------             ------
Less:
  Distributions from Net Investment Income........         .09            .08           .05          -0-                .08
  Distributions from Net Realized Gain............         -0-            -0-           .09          .04                .08
                                                        ------         ------       -------       ------             ------
Total Distributions...............................         .09            .08           .14          .04                .16
                                                        ------         ------       -------       ------             ------
NET ASSET VALUE, END OF THE PERIOD................      $12.23         $11.75       $  9.07       $11.39             $11.75
                                                        ======         ======       =======       ======             ======

Total Return* (a).................................       4.90%**       30.77%       -19.43%       -2.80%             17.07%**
Net Assets at End of the Period (In millions).....      $942.8         $675.2       $ 277.2       $116.2             $ 10.1
Ratio of Expenses to Average Net Assets*..........        .86%           .90%          .94%        1.04%              1.20%
Ratio of Net Investment Income to Average Net
  Assets*.........................................       1.41%          1.40%         1.35%        1.19%              2.14%
Portfolio Turnover................................         10%**          37%           51%          50%                74%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets........         N/A            N/A           N/A          N/A              2.38%
   Ratio of Net Investment Income to Average Net
     Assets.......................................         N/A            N/A           N/A          N/A               .96%
** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

N/A=Not Applicable.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $29,818,046, which will expire between December 31, 2010 and December 31, 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,081,781,957
                                                              ==============
Gross tax unrealized appreciation...........................  $  159,336,080
Gross tax unrealized depreciation...........................      (9,477,385)
                                                              --------------
Net tax unrealized appreciation on investments..............  $  149,858,695
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................    $4,316,352
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $4,316,352
                                                                ==========

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $8,687,833

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2004, the Portfolio's custody fee was reduced by $18,904 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the six months ended June 30, 2004, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $10,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $23,900, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,100 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $32,605 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2004, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $2,798.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $238,072,763 and $838,320,475 for Classes I and II, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                                SHARES            VALUE
Sales:
  Class I...................................................   4,370,055       $ 53,135,571
  Class II..................................................  22,155,695        267,411,836
                                                              ----------       ------------
Total Sales.................................................  26,525,750       $320,547,407
                                                              ==========       ============
Dividend Reinvestment:
  Class I...................................................     211,851       $  2,550,689
  Class II..................................................     510,496          6,141,264
                                                              ----------       ------------
Total Dividend Reinvestment.................................     722,347       $  8,691,953
                                                              ==========       ============
Repurchases:
  Class I...................................................  (2,279,397)      $(27,672,451)
  Class II..................................................  (3,073,682)       (37,018,664)
                                                              ----------       ------------
Total Repurchases...........................................  (5,353,079)      $(64,691,115)
                                                              ==========       ============

    At December 31, 2003, capital aggregated $210,058,954 and $601,786,039 for Classes I and II, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                SHARES            VALUE
Sales:
  Class I...................................................  10,527,531       $105,403,362
  Class II..................................................  30,692,183        314,167,774
                                                              ----------       ------------
Total Sales.................................................  41,219,714       $419,571,136
                                                              ==========       ============
Dividend Reinvestment:
  Class I...................................................     179,960       $  1,589,043
  Class II..................................................     309,219          2,727,309
                                                              ----------       ------------
Total Dividend Reinvestment.................................     489,179       $  4,316,352
                                                              ==========       ============
Repurchases:
  Class I...................................................  (4,911,911)      $(49,087,917)
  Class II..................................................  (4,074,055)       (39,907,675)
                                                              ----------       ------------
Total Repurchases...........................................  (8,985,966)      $(88,995,592)
                                                              ==========       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $366,490,729 and $99,134,684, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

6. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR COM 8/04 RN04-01713P-Y06/04

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Emerging Growth Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This piece must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered through a variable insurance contract.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                CLASS I SHARES         CLASS II SHARES
 TOTAL RETURNS                 since 7/03/95           since 9/18/00

 Since Inception                   10.75%                 -18.39%

 5-year                            -1.91                      --

 1-year                            14.97                   14.69

 6-month                            2.39                    2.27
 ---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Life Investment Trust--Emerging Growth Portfolio is managed by the Adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director of the Adviser; Dudley Brickhouse, Executive Director of the Adviser; Janet Luby, Executive Director of the Adviser; David Walker, Executive Director of the Adviser; Matthew Hart, Vice President of the Adviser; and Scott Miller, Senior Associate of the Adviser.

MARKET CONDITIONS

The stock market's strong rebound of 2003 lost steam in early 2004 and remained somewhat stalled for the first six months of the year. Satisfied by the evidence of economic recovery, investors turned their focus to the future direction of interest rates. In January, the Federal Reserve Board hinted it would likely begin raising the federal funds rate. Investors spent the next six months pondering both the timing and aggressiveness of the Fed's potential actions, anxious about how well the Fed would be able to control inflation. As a result, the market's upward momentum fell into a holding pattern. As anticipated by the markets, on June 30, 2004, the Fed raised rates a quarter point.

Uncertainty about the geopolitical landscape also weighed on the stock market. The absence of any clear plans for containing terrorism as well as the prolonged violence in Iraq kept investors subdued. Additionally, continued high energy prices spurred concerns that consumer spending, which had kept the economy afloat for several years, would finally begin to slow.

Against this backdrop, growth stocks--the portfolio's mainstay--made a modest gain during the period.

PERFORMANCE ANALYSIS

Van Kampen LIT--Emerging Growth Portfolio returned 2.39 percent (Class I shares unadjusted for sales charges) in the six-month period. The Russell 1000 Growth Index returned 2.74 percent for the same period.

Although the portfolio's six-month return was slightly below that of its benchmark index, the portfolio's investment strategy generally worked well during the period. Unlike the previous three years, in 2004 the market became more focused on real earnings and the quality of earnings, which has helped the portfolio's strategy uncover fundamentally strong stocks that have the potential to perform well. Furthermore, more stocks were meeting the portfolio's investment criteria than in prior years.

As most of the sectors represented in the portfolio's investment universe generated positive returns during the period, those stocks that did hurt the portfolio's performance were spread across an array of industries. Career Education's shares fell after it became a subject of multiple investigations into how the post-secondary education company recruits students and how it reports job-placement data, among other concerns. Although such investigations were not unique to Career Education, the company was alleged to be the most egregious offender among competitors also in question.

Veritas Software was another disappointment. The storage-software developer delayed filing its 10-K financial statement with the Securities and Exchange Commission and had to restate some of its earnings. Investors punished the stock for its accounting problems, and we sold the position from the portfolio.

Wireless-service provider Nextel Communications was also a drag on the portfolio's return. In an effort to reduce interference with public-safety communications, Nextel offered $850 million to help reorganize airwaves shared with police and fire services. However, uncertainty about how much Nextel should pay for a higher-bandwidth spectrum drove down shares. We sold the stock from the portfolio.

The portfolio did, however, benefit from strong performance in the traditional growth sectors of the market, including health care, information technology, and consumer discretionary.

Within health care, the portfolio was focused in biotechnology and medical-device companies. Standouts here included Biogen IDEC, Genentech, and ImClone. These companies were boosted by an abundance of positive news in early 2004, including new FDA approvals as well as high-profile industry conferences highlighting the strength of new drugs and devices.

In consumer discretionary, Yahoo! and eBay continued to dominate the portfolio's top-performers list. Over the past few years, these companies have consistently gained new users and increased market share to produce impressive financial results quarter after quarter.


TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

-----------------------------------------------
                              RUSSELL
                              1000(R)
      CLASS I   CLASS II    GROWTH INDEX
       2.39%     2.27%         2.74%
-----------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1)Team members may change at any time without notice.

After several years of underperformance, technology stocks as a group were also positive contributors. The moderately improving economy boosted investors' confidence in technology companies' earnings. Investors also felt more optimistic that these companies' future earnings targets could be met. Highlights from this group included Broadcom, which continued to develop new products and take market share; Research In Motion, whose Blackberry email device continues to gain corporate and consumer acceptance; and Symantec, which benefited from the ongoing need for computer-virus protection by both corporations and consumers.

At the close of the period, we still see many uncertainties that could challenge the pace of the economic recovery: difficulties on the geopolitical and domestic political fronts, as well as the effects of rising interest rates and high energy costs on consumer and corporate spending. We also believe year-over-year growth rates have peaked and will likely begin to decelerate. In this environment, we continue to take a cautious stance, and maintain a diversified portfolio by seeking those stocks that best fit the portfolio's investment criteria.

There is no guarantee that the securities mentioned will continue to perform well or be held by the portfolio in the future.

TOP 10 HOLDINGS AS OF 6/30/04
Microsoft Corp                                       2.6%
Pfizer Inc                                           2.3
Procter & Gamble Co                                  2.1
Exxon Mobil Corp                                     2.0
Yahoo! Inc                                           1.9
eBay Inc                                             1.8
Tyco International Ltd                               1.7
Johnson & Johnson                                    1.7
Intel Corp                                           1.7
Cisco Systems Inc                                    1.6

TOP 10 INDUSTRIES AS OF 6/30/04
Pharmaceuticals                                      9.0%
Communications Equipment                             6.3
Health Care Equipment                                6.1
Semiconductors                                       6.0
Systems Software                                     5.8
Biotechnology                                        4.7
Integrated Oil & Gas                                 2.9
Household Products                                   2.8
Industrial Conglomerates                             2.7
Industrial Machinery                                 2.6

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to policyholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to policyholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to policyholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio policies and procedures with respect to the voting of proxies relating to the portfolio's securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                        NUMBER
DESCRIPTION                            OF SHARES       VALUE
----------------------------------------------------------------
COMMON STOCKS  95.6%
ADVERTISING  0.4%
Lamar Advertising Co., Class A (a)...    50,000     $  2,167,500
                                                    ------------

AEROSPACE & DEFENSE  2.1%
Boeing Co. ..........................    90,000        4,598,100
General Dynamics Corp. ..............    35,000        3,475,500
L-3 Communications Holdings, Inc. ...    35,000        2,338,000
                                                    ------------
                                                      10,411,600
                                                    ------------
AIR FREIGHT & COURIERS  0.9%
FedEx Corp. .........................    45,000        3,676,050
JB Hunt Transport Services, Inc. ....    20,000          771,600
                                                    ------------
                                                       4,447,650
                                                    ------------
APPAREL & ACCESSORIES  1.0%
Coach, Inc. (a)......................   105,000        4,744,950
                                                    ------------

APPAREL RETAIL  0.9%
AnnTaylor Stores Corp. (a)...........    75,000        2,173,500
TJX Cos., Inc. ......................    85,000        2,051,900
                                                    ------------
                                                       4,225,400
                                                    ------------
APPLICATION SOFTWARE  1.3%
Autodesk, Inc. ......................   120,000        5,137,200
SAP AG--ADR (Germany)................    25,000        1,045,250
                                                    ------------
                                                       6,182,450
                                                    ------------
BIOTECHNOLOGY  4.5%
Biogen Idec, Inc. (a)................    85,000        5,376,250
Celgene Corp. (a)....................    35,000        2,004,100
Genentech, Inc. (a)..................    70,000        3,934,000
Gilead Sciences, Inc. (a)............    55,000        3,685,000
ImClone Systems, Inc. (a)............    60,000        5,147,400
Protein Design Labs, Inc. (a)........   105,000        2,008,650
                                                    ------------
                                                      22,155,400
                                                    ------------
BROADCASTING & CABLE TV  0.4%
XM Satellite Radio Holdings, Inc.,
  Class A (a)........................    70,000        1,910,300
                                                    ------------

CASINOS & GAMING  1.8%
International Game Technology........   140,000        5,404,000
Mandalay Resort Group................    50,000        3,432,000
                                                    ------------
                                                       8,836,000
                                                    ------------
COMMUNICATIONS EQUIPMENT  6.0%
Avaya, Inc. (a)......................   130,000        2,052,700
Cisco Systems, Inc. (a)..............   315,000        7,465,500
Corning, Inc. (a)....................   375,000        4,897,500
Motorola, Inc. ......................   245,000        4,471,250
QUALCOMM, Inc. ......................    70,000        5,108,600
Research in Motion, Ltd. (Canada)
  (a)................................    80,000        5,475,200
                                                    ------------
                                                      29,470,750
                                                    ------------
COMPUTER & ELECTRONICS RETAIL  0.5%
Best Buy Co., Inc. ..................    50,000        2,537,000
                                                    ------------

COMPUTER HARDWARE  1.9%
Apple Computer, Inc. (a).............   160,000        5,206,400
Dell, Inc. (a).......................   120,000        4,298,400
                                                    ------------
                                                       9,504,800
                                                    ------------
COMPUTER STORAGE & PERIPHERALS  1.0%
Lexmark International, Inc., Class A
  (a)................................    50,000        4,826,500
                                                    ------------

CONSTRUCTION & FARM MACHINERY  0.5%
Deere & Co. .........................    35,000        2,454,900
                                                    ------------

                                        NUMBER
DESCRIPTION                            OF SHARES       VALUE
----------------------------------------------------------------
CONSUMER ELECTRONICS  0.4%
Harman International Industries,
  Inc. ..............................    20,000     $  1,820,000
                                                    ------------

CONSUMER FINANCE  1.3%
American Express Co. ................    90,000        4,624,200
MBNA Corp. ..........................    70,000        1,805,300
                                                    ------------
                                                       6,429,500
                                                    ------------
DATA PROCESSING & OUTSOURCING
  SERVICES  0.9%
Automatic Data Processing, Inc. .....   105,000        4,397,400
                                                    ------------

DEPARTMENT STORES  1.6%
J.C. Penney Co., Inc. ...............   135,000        5,097,600
Nordstrom, Inc. .....................    70,000        2,982,700
                                                    ------------
                                                       8,080,300
                                                    ------------
DIVERSIFIED BANKS  1.0%
Bank of America Corp. ...............    60,000        5,077,200
                                                    ------------

DIVERSIFIED COMMERCIAL SERVICES  1.5%
Apollo Group, Inc., Class A (a)......    52,500        4,635,225
Cendant Corp. .......................   115,000        2,815,200
                                                    ------------
                                                       7,450,425
                                                    ------------
ELECTRONIC MANUFACTURING SERVICES  0.5%
Flextronics International, Ltd.
  (Singapore) (a)....................   155,000        2,472,250
                                                    ------------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.5%
Monsanto Co. ........................    70,000        2,695,000
                                                    ------------

FOOD RETAIL  0.6%
Whole Foods Market, Inc. ............    30,000        2,863,500
                                                    ------------

FOOTWEAR  0.9%
Nike, Inc., Class B..................    55,000        4,166,250
                                                    ------------

GENERAL MERCHANDISE STORES  0.6%
Target Corp. ........................    70,000        2,972,900
                                                    ------------

HEALTH CARE EQUIPMENT  5.8%
Alcon, Inc. (Switzerland)............    30,000        2,359,500
Becton, Dickinson & Co. .............    50,000        2,590,000
Boston Scientific Corp. (a)..........   105,000        4,494,000
C.R. Bard, Inc. .....................    40,000        2,266,000
St. Jude Medical, Inc. (a)...........    50,000        3,782,500
Stryker Corp. .......................    60,000        3,300,000
Varian Medical Systems, Inc. (a).....    35,000        2,777,250
Waters Corp. (a).....................    55,000        2,627,900
Zimmer Holdings, Inc. (a)............    50,000        4,410,000
                                                    ------------
                                                      28,607,150
                                                    ------------
HEALTH CARE SERVICES  1.5%
Caremark Rx, Inc. (a)................   140,000        4,611,600
Quest Diagnostics, Inc. (a)..........    35,000        2,973,250
                                                    ------------
                                                       7,584,850
                                                    ------------
HOME ENTERTAINMENT SOFTWARE  1.2%
Electronic Arts, Inc. (a)............   105,000        5,727,750
                                                    ------------

HOTELS  1.3%
Carnival Corp. ......................    55,000        2,585,000
Starwood Hotels & Resorts Worldwide,
  Inc. ..............................    85,000        3,812,250
                                                    ------------
                                                       6,397,250
                                                    ------------

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                        NUMBER
DESCRIPTION                            OF SHARES       VALUE
----------------------------------------------------------------
fixHOUSEHOLD PRODUCTS  2.7%
Kimberly-Clark Corp. ................    50,000     $  3,294,000
Procter & Gamble Co. ................   180,000        9,799,200
                                                    ------------
                                                      13,093,200
                                                    ------------
INDUSTRIAL CONGLOMERATES  2.6%
3M Co. ..............................    50,000        4,500,500
Tyco International, Ltd. (Bermuda)...   245,000        8,119,300
                                                    ------------
                                                      12,619,800
                                                    ------------
INDUSTRIAL MACHINERY  2.5%
Danaher Corp. .......................    90,000        4,666,500
Eaton Corp. .........................    55,000        3,560,700
Illinois Tool Works, Inc. ...........    40,000        3,835,600
                                                    ------------
                                                      12,062,800
                                                    ------------
INTEGRATED OIL & GAS  2.8%
Exxon Mobil Corp. ...................   210,000        9,326,100
Occidental Petroleum Corp. ..........    90,000        4,356,900
                                                    ------------
                                                      13,683,000
                                                    ------------
INTERNET RETAIL  1.7%
eBay, Inc. (a).......................    90,000        8,275,500
                                                    ------------
INTERNET SOFTWARE & SERVICES  1.8%
Yahoo!, Inc. (a).....................   245,000        8,900,850
                                                    ------------

INVESTMENT BANKING & BROKERAGE  0.6%
Merrill Lynch & Co., Inc. ...........    50,000        2,699,000
                                                    ------------

LIFE & HEALTH INSURANCE  0.6%
AFLAC, Inc. .........................    70,000        2,856,700
                                                    ------------

MANAGED HEALTH CARE  1.5%
Anthem, Inc. (a).....................    35,000        3,134,600
UnitedHealth Group, Inc. ............    67,000        4,170,750
                                                    ------------
                                                       7,305,350
                                                    ------------
MOTORCYCLE MANUFACTURERS  0.3%
Harley-Davidson, Inc. ...............    25,000        1,548,500
                                                    ------------
MOVIES & ENTERTAINMENT  1.5%
News Corp., Ltd.--ADR (Australia)....    65,000        2,302,300
Time Warner, Inc. (a)................   280,000        4,922,400
                                                    ------------
                                                       7,224,700
                                                    ------------
MULTI-LINE INSURANCE  1.3%
American International Group,
  Inc. ..............................    90,000        6,415,200
                                                    ------------

OFFICE ELECTRONICS  0.3%
Zebra Technologies Corp., Class A
  (a)................................    15,000        1,305,000
                                                    ------------

OIL & GAS DRILLING  0.4%
Transocean, Inc. (a).................    70,000        2,025,800
                                                    ------------
OIL & GAS EQUIPMENT & SERVICES  0.8%
Smith International, Inc. (a)........    70,000        3,903,200
                                                    ------------

OIL & GAS EXPLORATION & PRODUCTION  1.2%
Burlington Resources, Inc. ..........    90,000        3,256,200
XTO Energy, Inc. ....................    81,250        2,420,437
                                                    ------------
                                                       5,676,637
                                                    ------------
OIL & GAS REFINING & MARKETING  0.5%
Valero Energy Corp. .................    35,000        2,581,600
                                                    ------------

PACKAGED FOODS  0.6%
Kellogg Co. .........................    70,000        2,929,500
                                                    ------------

                                        NUMBER
DESCRIPTION                            OF SHARES       VALUE
----------------------------------------------------------------
PERSONAL PRODUCTS  2.4%
Avon Products, Inc. .................   100,000     $  4,614,000
Estee Lauder Co., Inc., Class A......    45,000        2,195,100
Gillette Co. ........................   120,000        5,088,000
                                                    ------------
                                                      11,897,100
                                                    ------------
PHARMACEUTICALS  8.6%
Elan Corp.--ADR (Ireland) (a)........   175,000        4,329,500
Eli Lilly & Co. .....................    70,000        4,893,700
Eon Labs, Inc. (a)...................    35,000        1,432,550
Johnson & Johnson....................   140,000        7,798,000
Novartis AG--ADR (Switzerland).......    55,000        2,447,500
Pfizer, Inc. ........................   315,000       10,798,200
Roche Holdings, Inc.--ADR
  (Switzerland)......................    45,000        4,455,900
Sepracor, Inc. (a)...................    65,000        3,438,500
Teva Pharmaceutical Industries,
  Ltd.--ADR (Israel).................    40,000        2,691,600
                                                    ------------
                                                      42,285,450
                                                    ------------
RESTAURANTS  1.1%
Starbucks Corp. (a)..................   125,000        5,435,000
                                                    ------------

SEMICONDUCTORS  5.8%
Analog Devices, Inc. ................    70,000        3,295,600
Broadcom Corp., Class A (a)..........   120,000        5,612,400
Intel Corp. .........................   280,000        7,728,000
Marvell Technology Group, Ltd.
  (Bermuda) (a)......................   110,000        2,937,000
Maxim Integrated Products, Inc. .....    50,000        2,621,000
Microchip Technology, Inc. ..........    70,000        2,207,800
National Semiconductor Corp. (a).....   175,000        3,848,250
                                                    ------------
                                                      28,250,050
                                                    ------------
SOFT DRINKS  2.5%
Coca-Cola Co. .......................    90,000        4,543,200
Coca-Cola Enterprises, Inc. .........    70,000        2,029,300
PepsiCo, Inc. .......................   105,000        5,657,400
                                                    ------------
                                                      12,229,900
                                                    ------------
SPECIALTY STORES  1.3%
PETsMART, Inc. ......................    70,000        2,271,500
Staples, Inc. .......................   140,000        4,103,400
                                                    ------------
                                                       6,374,900
                                                    ------------
SYSTEMS SOFTWARE  5.5%
Adobe Systems, Inc. .................    85,000        3,952,500
Check Point Software Technologies
  Ltd. (Israel) (a)..................   140,000        3,778,600
Microsoft Corp. .....................   420,000       11,995,200
NCR Corp. (a)........................    10,000          495,900
Red Hat, Inc. (a)....................    70,000        1,607,900
Symantec Corp. (a)...................   120,000        5,253,600
                                                    ------------
                                                      27,083,700
                                                    ------------
TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp. ...........................    35,000        2,231,600
                                                    ------------

THRIFTS & MORTGAGE FINANCE  1.4%
Countrywide Financial Corp. .........    35,000        2,458,750
MGIC Investment Corp. ...............    55,000        4,172,300
                                                    ------------
                                                       6,631,050
                                                    ------------

TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $402,165,242)...........................     468,142,012

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

DESCRIPTION                                            VALUE
----------------------------------------------------------------
REPURCHASE AGREEMENT  4.0%
UBS Securities ($19,744,000 par collateralized
by U.S. Government obligations in a pooled cash
account, interest rate of 1.25%, dated 06/30/04,
to be sold on 07/01/04 at $19,744,686)
(Cost $19,744,000)..............................    $ 19,744,000
                                                    ------------

TOTAL INVESTMENTS  99.6%
  (Cost $421,909,242)...........................     487,886,012
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%.....       1,877,355
                                                    ------------

NET ASSETS  100.0%..............................    $489,763,367
                                                    ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $421,909,242).......................    $ 487,886,012
Receivables:
  Investments Sold..........................................        4,241,938
  Portfolio Shares Sold.....................................          446,234
  Dividends.................................................          189,843
  Interest..................................................              686
Other.......................................................           86,460
                                                                -------------
    Total Assets............................................      492,851,173
                                                                -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        2,003,892
  Portfolio Shares Repurchased..............................          438,602
  Investment Advisory Fee...................................          276,857
  Distributor and Affiliates................................          106,032
  Custodian Bank............................................           75,628
Trustees' Deferred Compensation and Retirement Plans........          104,995
Accrued Expenses............................................           81,800
                                                                -------------
    Total Liabilities.......................................        3,087,806
                                                                -------------
NET ASSETS..................................................    $ 489,763,367
                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $ 820,160,045
Net Unrealized Appreciation.................................       65,976,770
Accumulated Net Investment Loss.............................         (670,044)
Accumulated Net Realized Loss...............................     (395,703,404)
                                                                -------------
NET ASSETS..................................................    $ 489,763,367
                                                                =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $250,608,747 and
  10,068,183 shares of beneficial interest issued and
  outstanding)..............................................    $       24.89
                                                                =============
  Class II Shares (Based on net assets of $239,154,620 and
  9,663,992 shares of beneficial interest issued and
  outstanding)..............................................    $       24.75
                                                                =============

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $19,395).....    $  1,410,280
Interest....................................................         153,177
                                                                ------------
    Total Income............................................       1,563,457
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,696,102
Distribution (12b-1) and Service Fees.......................         285,646
Custody.....................................................          29,437
Trustees' Fees and Related Expenses.........................          11,223
Legal.......................................................           9,227
Other.......................................................         106,383
                                                                ------------
    Total Expenses..........................................       2,138,018
                                                                ------------
NET INVESTMENT LOSS.........................................    $   (574,561)
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 37,893,913
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      92,283,218
  End of the Period.........................................      65,976,770
                                                                ------------
Net Unrealized Depreciation During the Period...............     (26,306,448)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $ 11,587,465
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 11,012,904
                                                                ============

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2004         DECEMBER 31, 2003
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $   (574,561)          $  (1,499,575)
Net Realized Gain...........................................        37,893,913              11,668,788
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (26,306,448)             87,040,327
                                                                  ------------           -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        11,012,904              97,209,540
                                                                  ------------           -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        68,733,910             152,949,350
Cost of Shares Repurchased..................................       (72,560,700)           (120,970,085)
                                                                  ------------           -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (3,826,790)             31,979,265
                                                                  ------------           -------------
TOTAL INCREASE IN NET ASSETS................................         7,186,114             129,188,805
NET ASSETS:
Beginning of the Period.....................................       482,577,253             353,388,448
                                                                  ------------           -------------
End of the Period (Including accumulated net investment loss
  of $670,044 and $95,483, respectively)....................      $489,763,367           $ 482,577,253
                                                                  ============           =============

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX
                                                     MONTHS
                                                     ENDED                            YEAR ENDED DECEMBER 31,
CLASS I SHARES                                      JUNE 30,       --------------------------------------------------------------
                                                      2004          2003         2002          2001          2000          1999
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........     $24.31        $19.09       $ 28.36       $ 41.44       $ 46.22       $ 22.62
                                                     ------        ------       -------       -------       -------       -------
  Net Investment Income/Loss....................       (.01)         (.06)(a)      (.04)(a)       .08           .04          (.01)
  Net Realized and Unrealized Gain/Loss.........        .59          5.28         (9.15)       (13.13)        (4.67)        23.61
                                                     ------        ------       -------       -------       -------       -------
Total from Investment Operations................        .58          5.22         (9.19)       (13.05)        (4.63)        23.60
                                                     ------        ------       -------       -------       -------       -------
Less:
  Distributions from Net Investment Income......        -0-           -0-           .08           .03           -0-           -0-
  Distributions from Net Realized Gain..........        -0-           -0-           -0-           -0-           .15           -0-
                                                     ------        ------       -------       -------       -------       -------
Total Distributions.............................        -0-           -0-           .08           .03           .15           -0-
                                                     ------        ------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD..............     $24.89        $24.31       $ 19.09       $ 28.36       $ 41.44       $ 46.22
                                                     ======        ======       =======       =======       =======       =======

Total Return*...................................      2.39%**      27.34%       -32.48%       -31.49%       -10.15%       104.38%
Net Assets at End of the Period (In millions)...     $250.6        $263.5       $ 229.3       $ 398.4       $ 602.6       $ 263.5
Ratio of Expenses to Average Net Assets*........       .76%          .77%          .78%          .76%          .75%          .85%
Ratio of Net Investment Income/Loss to Average
  Net Assets*...................................      (.12%)        (.27%)        (.15%)         .26%          .09%         (.17%)
Portfolio Turnover..............................       102%**        170%          234%          174%          108%           96%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets......        N/A           N/A           N/A           N/A           N/A          .88%
   Ratio of Net Investment Loss to Average Net
     Assets.....................................        N/A           N/A           N/A           N/A           N/A         (.20%)

**  Non-Annualized

(a) Based on average shares outstanding.

N/A=Not Applicable.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         SIX                                                   SEPTEMBER 18, 2000
                                                        MONTHS                                                   (COMMENCEMENT
                                                        ENDED              YEAR ENDED DECEMBER 31,               OF INVESTMENT
CLASS II SHARES                                        JUNE 30,       ----------------------------------         OPERATIONS) TO
                                                         2004          2003         2002          2001         DECEMBER 31, 2000
                                                       --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........     $24.20        $19.05       $ 28.30       $ 41.41            $ 53.39
                                                        ------        ------       -------       -------            -------
  Net Investment Income/Loss.......................       (.04)         (.11)(a)      (.09)(a)      (.03)               .01
  Net Realized and Unrealized Gain/Loss............        .59          5.26         (9.15)       (13.08)            (11.99)
                                                        ------        ------       -------       -------            -------
Total from Investment Operations...................        .55          5.15         (9.24)       (13.11)            (11.98)
Less Distributions from Net Investment Income......        -0-           -0-           .01           -0-                -0-
                                                        ------        ------       -------       -------            -------
NET ASSET VALUE, END OF THE PERIOD.................     $24.75        $24.20       $ 19.05       $ 28.30            $ 41.41
                                                        ======        ======       =======       =======            =======

Total Return (b)...................................      2.27%*       27.03%       -32.65%       -31.66%            -22.44%*
Net Assets at End of the Period (In millions)......     $239.2        $219.1       $ 124.1       $ 121.6            $  51.5
Ratio of Expenses to Average Net Assets............      1.01%         1.02%         1.03%         1.01%              1.00%
Ratio of Net Investment Income/Loss to Average Net
  Assets...........................................      (.37%)        (.52%)        (.40%)        (.10%)              .16%
Portfolio Turnover.................................       102%*         170%          234%          174%               108%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

 12                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $430,566,345 which will expire between December 31, 2008 and 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $424,940,214
                                                                ============
Gross tax unrealized appreciation...........................    $ 67,090,787
Gross tax unrealized depreciation...........................      (4,144,989)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 62,945,798
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .70%
Next $500 million...........................................       .65%
Over $1 billion.............................................       .60%

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. For the six months ended June 30, 2004, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $9,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $14,700, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $57,980 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2004, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $85,658.

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $538,738,197 and $281,421,848 for Classes I and II, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                                  SHARES            VALUE
Sales:
  Class I...................................................     1,437,925       $ 35,749,567
  Class II..................................................     1,349,859         32,984,343
                                                                ----------       ------------
Total Sales.................................................     2,787,784       $ 68,733,910
                                                                ==========       ============
Repurchases:
  Class I...................................................    (2,211,747)      $(54,588,581)
  Class II..................................................      (739,161)       (17,972,119)
                                                                ----------       ------------
Total Repurchases...........................................    (2,950,908)      $(72,560,700)
                                                                ==========       ============

    At December 31, 2003, capital aggregated $557,577,211 and $266,409,624 for Classes I and II, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                  SHARES             VALUE
Sales:
  Class I...................................................     3,374,369       $  74,934,316
  Class II..................................................     3,562,387          78,015,034
                                                                ----------       -------------
Total Sales.................................................     6,936,756       $ 152,949,350
                                                                ==========       =============
Repurchases:
  Class I...................................................    (4,546,246)      $ (99,173,031)
  Class II..................................................    (1,024,822)        (21,797,054)
                                                                ----------       -------------
Total Repurchases...........................................    (5,571,068)      $(120,970,085)
                                                                ==========       =============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $476,469,076 and $465,816,227, respectively.

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

6. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR EMG 8/04 RN04-01527P-Y06/04

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Enterprise Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This piece must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered through a variable insurance contract.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                CLASS I SHARES         CLASS II SHARES
 TOTAL RETURNS                 since 04/07/86         since 07/24/00

 Since Inception                    7.70%                 -13.71%

 10-year                            7.94                      --

 5-year                            -6.53                      --

 1-year                            14.17                   13.96

 6-month                            0.07                   -0.02
 ---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The S&P 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Life Investment Trust--Enterprise Portfolio is managed by the Adviser's Enterprise team.(1) Current members include Stephen L. Boyd, Managing Director of the Adviser; Mary Jayne Maly, Executive Director of the Adviser; and Thomas Copper, Vice President of the Adviser.

MARKET CONDITIONS

Volatility dominated U.S. stock markets during the past six months, as major stock indexes struggled to produce small gains. The broad stock market, as measured by the Standard & Poor's 500 Index, which includes both large-cap growth and large-cap value stocks, returned 3.44 percent. The Russell 1000 Growth Index, which measures large-cap growth stocks, advanced 2.74 percent. Both record-high oil prices and the anticipation of rising interest rates weighed on the markets.

Oil prices rose to more than $40 per barrel, pushing gasoline prices above $2.00 per gallon in many parts of the country and raising, at least temporarily, the fear of inflation. A combination of lower production by oil-producing countries and, in the U.S., precious little extra capacity among oil refiners to raise production, helped contribute to oil's price spike.

Fears about an eventual rise in interest rates dominated the market from the beginning of 2004, when a statement from the Federal Open Market Committee shifted its language to imply that rates, which had been steady for the past year at 1 percent, would soon begin to rise. That change, only one-quarter of 1 percent, did not occur until the last day of June, but the market fretted over the anticipated interest-rate hike for the entire six-month period.

The continued war in Iraq, fears of another terrorist strike in the U.S. and the pending presidential election also took a toll on the markets. Despite these fears, an economic recovery that began slowly became much stronger. Hundreds of thousands of new jobs were created in the first half of 2004. U.S. gross domestic product--the nation's combined output of goods and services--increased
3.9 percent during the first quarter of 2004, after a 4.1 percent rise the previous quarter. The Institute for Supply Management's manufacturing index stood at 61.1 percent in June. (A reading above 50 signifies growth in the manufacturing sector.)

PERFORMANCE ANALYSIS

The portfolio disappointed during the reporting period, with a 0.07 percent return for the six months ended June 30, 2004 (Class I shares unadjusted for sales charge). The portfolio underperformed its two benchmarks, the Russell 1000(R) Growth Index and the Standard & Poor's 500 Index, which returned 2.74 percent and 3.44 percent, respectively.

Continuing on a trend that we have seen for some time now, lower-quality stocks outperformed the high-quality companies sought by this portfolio's investment style. Investors, seeking to maximize returns in a market that has fallen into a trading range, continued to chase companies that they perceived to have greater leverage to any potential market rallies. These types of companies tend to be more speculative and are often low quality. As a result, the valuations of high-quality stocks suffered, which hurt the portfolio's ability to generate positive results during the period.

Technology stocks were an area of weakness for the portfolio. At the end of 2003, we had locked in profits by trimming some of the portfolio's technology holdings, as many of these positions reached or exceeded our valuation targets. However, as many of these stocks continued to do well in 2004, the portfolio's underweight in this sector contributed to its underperformance relative to its benchmarks.

The portfolio also lost ground in its industrials holdings, which disappointed during the first half of the reporting period. Industrial companies typically begin to show growth later in an economic recovery, but interest-rate fears held back companies in this sector during the first three months of the year.

In terms of individual stocks, International Game Technology (IGT) and Watson Pharmaceuticals detracted from the fund's overall performance. Investors became concerned with future earnings growth at both companies, and thus both stocks underperformed. Both stocks were sold. In addition, Microsoft outperformed the market during the period, but the portfolio's underweighted position in the stock meant that the portfolio did not capture all of that return.


TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

--------------------------------------------------------
                           RUSSELL 1000
                             GROWTH(R)     S&P 500
      CLASS I   CLASS II       INDEX        INDEX
       0.07%     -0.02%        2.74%        3.44%
--------------------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

(1)Team members may change at any time without notice.

Elsewhere, the portfolio sold disappointing Clear Channel Communications, a media and broadcasting company that has not overcome what is now a five-year advertising slump in traditional media. Other disappointing securities that were sold during the period included Bed Bath & Beyond, restaurant chains Brinker and Outback, and retailers Gap Stores and Staples.

On the positive side, pharmaceutical companies Teva Pharmaceuticals and Allergan performed well during the reporting period. Despite worries about drug reimportation, generic competition, and the new federal prescription-drug program for seniors, Teva and Allergan both had the business models necessary to survive that environment. Additionally, both companies showed promising current and future earnings growth.

Tyco International was another name that rebounded during the reporting period. The conglomerate emerged from its legal and accounting woes with a new, strong management team that has begun to divest itself of unprofitable businesses--a strategy that we believe could allow the company to show improved returns in the future.

While the retail segment of the consumer-discretionary sector disappointed, the portfolio's holdings in the travel-and-leisure portion of the sector were a bright spot. Both automobile and air travel have begun to return to their pre-September 11 levels, as both business and pleasure consumers began to travel more often. For example, Starwood Hotels and Resorts and Carnival were among the portfolio's top performers during the period. Occupancy is up in hotels and cruise ships, allowing companies in this sector to maintain--and even increase--pricing because of the renewed demand.

Toward the close of the period, in expectation of a rising interest-rate environment, we reduced the portfolio's holdings in both the industrial and financial sectors--two areas that are especially sensitive to interest-rate increases. We also added to the portfolio's consumer-staples and health-care exposure, as both sectors historically hold up well when rates rise. Nonetheless, as in all market environments, we will continue to monitor opportunities that we believe offer a combination of strong business fundamentals at an attractive valuation.

There is no guarantee that the securities mentioned will continue to perform well or be held by the portfolio in the future.

TOP 10 HOLDINGS AS OF 6/30/04
Pfizer, Inc.                                         4.1%
Microsoft Corp.                                      3.7
Tyco International, Ltd.                             3.7
Yahoo!, Inc.                                         3.0
Intel Corp.                                          2.6
Cisco Systems, Inc.                                  2.6
General Electric Co.                                 2.6
PepsiCo, Inc.                                        2.5
Carnival Corp.                                       2.3
Teva Pharmaceutical Industries, Ltd.                 2.2

TOP 10 INDUSTRIES AS OF 6/30/04
Pharmaceuticals                                     11.9%
Communications Equipment                             7.2
Systems Software                                     7.1
Industrial Conglomerates                             6.3
Hotels                                               5.8
Semiconductors                                       5.1
Household Products                                   4.0
Biotechnology                                        3.9
Computer Hardware                                    3.2
Diversified Banks                                    3.2

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to policyholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to policyholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to policyholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio's policies and procedures with respect to the voting of proxies relating to the portfolio's securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
COMMON STOCKS  96.6%
APPAREL & ACCESSORIES  0.7%
Coach, Inc. (a).....................    25,000     $  1,129,750
                                                   ------------

APPLICATION SOFTWARE  1.6%
SAP AG--ADR (Germany)...............    57,000        2,383,170
                                                   ------------
BIOTECHNOLOGY  3.8%
Amgen, Inc. (a).....................    26,200        1,429,734
Biogen Idec, Inc. (a)...............    26,000        1,644,500
Celgene Corp. (a)...................    27,000        1,546,020
ImClone Systems, Inc. (a)...........    12,000        1,029,480
                                                   ------------
                                                      5,649,734
                                                   ------------

BROADCASTING & CABLE TV  0.9%
EchoStar Communications Corp., Class
  A (a).............................    45,000        1,383,750
                                                   ------------
CASINOS & GAMING  2.0%
Harrah's Entertainment, Inc. .......    55,000        2,975,500
                                                   ------------
COMMUNICATIONS EQUIPMENT  7.0%
ADTRAN, Inc. .......................    27,000          900,990
Cisco Systems, Inc. (a).............   160,800        3,810,960
Comverse Technology, Inc. (a).......    79,000        1,575,260
Ericsson, Class B--ADR (Sweden).....    48,000        1,436,160
Lucent Technologies, Inc. (a).......   406,000        1,534,680
QUALCOMM, Inc. .....................     8,000          583,840
Research in Motion, Ltd. (Canada)
  (a)...............................     9,000          615,960
                                                   ------------
                                                     10,457,850
                                                   ------------
COMPUTER HARDWARE  3.1%
Dell Computer, Inc. (a).............    76,900        2,754,558
International Business Machines
  Corp. ............................    21,000        1,851,150
                                                   ------------
                                                      4,605,708
                                                   ------------
COMPUTER STORAGE & PERIPHERALS  2.9%
EMC Corp. (a).......................   140,000        1,596,000
Lexmark International, Inc., Class A
  (a)...............................    29,000        2,799,370
                                                   ------------
                                                      4,395,370
                                                   ------------
CONSTRUCTION & FARM MACHINERY  1.6%
Deere & Co. ........................    34,000        2,384,760
                                                   ------------

CONSUMER FINANCE  1.4%
American Express Co. ...............    41,650        2,139,977
                                                   ------------

DATA PROCESSING & OUTSOURCING SERVICES  2.0%
Automatic Data Processing, Inc. ....    33,000        1,382,040
SunGard Data Systems, Inc. (a)......    61,000        1,586,000
                                                   ------------
                                                      2,968,040
                                                   ------------
DISTILLERS & VINTNERS  0.5%
Brown-Forman Corp., Class B.........    16,000          772,320
                                                   ------------

DIVERSIFIED BANKS  3.0%
Bank of America Corp. ..............    31,000        2,623,220
Wells Fargo & Co. ..................    34,000        1,945,820
                                                   ------------
                                                      4,569,040
                                                   ------------
DRUG RETAIL  1.0%
CVS Corp. ..........................    36,000        1,512,720
                                                   ------------

ELECTRONIC EQUIPMENT MANUFACTURERS  0.3%
Mettler-Toledo International, Inc.
  (Switzerland) (a).................     8,000          393,120
                                                   ------------

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
GENERAL MERCHANDISE STORES  1.0%
Target Corp. .......................    34,000     $  1,443,980
                                                   ------------

HEALTH CARE EQUIPMENT  1.7%
St. Jude Medical, Inc. (a)..........    11,000          832,150
Zimmer Holdings, Inc. (a)...........    19,000        1,675,800
                                                   ------------
                                                      2,507,950
                                                   ------------
HEALTH CARE SERVICES  1.0%
Caremark Rx, Inc. (a)...............    48,000        1,581,120
                                                   ------------

HOTELS  5.6%
Carnival Corp. .....................    72,000        3,384,000
Marriott International, Inc., Class
  A.................................    60,000        2,992,800
Starwood Hotels & Resorts Worldwide,
  Inc. .............................    44,000        1,973,400
                                                   ------------
                                                      8,350,200
                                                   ------------
HOUSEHOLD PRODUCTS  3.8%
Clorox Co. .........................    35,000        1,882,300
Colgate-Palmolive Co. ..............    31,000        1,811,950
Procter & Gamble Co. ...............    38,200        2,079,608
                                                   ------------
                                                      5,773,858
                                                   ------------
INDUSTRIAL CONGLOMERATES  6.1%
General Electric Co. ...............   116,400        3,771,360
Tyco International, Ltd.
  (Bermuda).........................   162,000        5,368,680
                                                   ------------
                                                      9,140,040
                                                   ------------
INDUSTRIAL MACHINERY  2.1%
Danaher Corp. ......................    22,000        1,140,700
Ingersoll-Rand Co., Class A
  (Bermuda).........................    13,300          908,523
Pall Corp. .........................    41,000        1,073,790
                                                   ------------
                                                      3,123,013
                                                   ------------
INTEGRATED OIL & GAS  1.5%
BP PLC--ADR (United Kingdom)........    28,000        1,499,960
Total SA--ADR (France)..............     8,000          768,640
                                                   ------------
                                                      2,268,600
                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES  0.8%
Amdocs, Ltd. (Guernsey) (a).........    53,000        1,241,790
                                                   ------------

INTERNET SOFTWARE & SERVICES  2.9%
Yahoo!, Inc. (a)....................   118,000        4,286,940
                                                   ------------

INVESTMENT BANKING & BROKERAGE  1.4%
Merrill Lynch & Co., Inc. ..........    39,400        2,126,812
                                                   ------------

MANAGED HEALTH CARE  2.0%
Anthem, Inc. (a)....................    17,000        1,522,520
UnitedHealth Group, Inc. ...........    24,000        1,494,000
                                                   ------------
                                                      3,016,520
                                                   ------------
MOVIES & ENTERTAINMENT  2.9%
News Corp., Ltd.--ADR (Australia)...    22,400          793,408
News Corp., Ltd.--ADR (Australia)...    62,100        2,041,848
Walt Disney Co. ....................    59,000        1,503,910
                                                   ------------
                                                      4,339,166
                                                   ------------
MULTI-LINE INSURANCE  1.5%
American International Group,
  Inc. .............................    32,708        2,331,426
                                                   ------------

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Halliburton Co. ....................    63,000     $  1,906,380
                                                   ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  2.3%
Citigroup, Inc. ....................    32,266        1,500,369
JP Morgan Chase & Co. ..............    50,150        1,944,316
                                                   ------------
                                                      3,444,685
                                                   ------------
PERSONAL PRODUCTS  1.2%
Gillette Co. .......................    43,000        1,823,200
                                                   ------------

PHARMACEUTICALS  11.5%
Allergan, Inc. .....................    25,000        2,238,000
Eli Lilly & Co. ....................    24,000        1,677,840
Johnson & Johnson...................    53,000        2,952,100
Pfizer, Inc. .......................   172,600        5,916,728
Teva Pharmaceutical Industries,
  Ltd.--ADR (Israel)................    47,000        3,162,630
Wyeth, Inc. ........................    38,000        1,374,080
                                                   ------------
                                                     17,321,378
                                                   ------------
SEMICONDUCTORS  4.9%
Analog Devices, Inc. ...............    39,000        1,836,120
Intel Corp. ........................   139,200        3,841,920
Linear Technology Corp. ............    43,000        1,697,210
                                                   ------------
                                                      7,375,250
                                                   ------------
SOFT DRINKS  2.4%
PepsiCo, Inc. ......................    66,000        3,556,080
                                                   ------------
SYSTEMS SOFTWARE  6.9%
Adobe Systems, Inc. ................    51,000     $  2,371,500
Microsoft Corp. ....................   190,000        5,426,400
Oracle Corp. (a)....................    34,000          405,620
VERITAS Software Corp. (a)..........    78,000        2,160,600
                                                   ------------
                                                     10,364,120
                                                   ------------

TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $130,858,630)..........................     145,043,317

REPURCHASE AGREEMENT  3.1%
UBS Securities ($4,720,000 par collateralized
  by U.S. Government obligations in a pooled
  cash account, interest rate of 1.25%, dated
  06/30/04, to be sold on 07/01/04 at
  $4,720,164)
  (Cost $4,720,000)............................       4,720,000
                                                   ------------

TOTAL INVESTMENTS  99.7%
  (Cost $135,578,630)..........................     149,763,317
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%....         454,170
                                                   ------------

NET ASSETS  100.0%.............................    $150,217,487
                                                   ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $135,578,630).......................    $149,763,317
Receivables:
  Investments Sold..........................................       3,087,049
  Dividends.................................................          59,398
  Portfolio Shares Sold.....................................           8,602
  Interest..................................................             164
Other.......................................................         151,167
                                                                ------------
    Total Assets............................................     153,069,697
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,348,495
  Custodian Bank............................................         146,444
  Investment Advisory Fee...................................          57,157
  Portfolio Shares Repurchased..............................          27,744
  Distributor and Affiliates................................          15,666
Trustees' Deferred Compensation and Retirement Plans........         200,285
Accrued Expenses............................................          56,419
                                                                ------------
    Total Liabilities.......................................       2,852,210
                                                                ------------
NET ASSETS..................................................    $150,217,487
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $204,407,001
Net Unrealized Appreciation.................................      14,184,687
Accumulated Undistributed Net Investment Income.............          97,751
Accumulated Net Realized Loss...............................     (68,471,952)
                                                                ------------
NET ASSETS..................................................    $150,217,487
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $131,964,467 and
  10,087,809 shares of beneficial interest issued and
  outstanding)..............................................    $      13.08
                                                                ============
  Class II Shares (Based on net assets of $18,253,020 and
  1,393,840 shares of beneficial interest issued and
  outstanding)..............................................    $      13.10
                                                                ============

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $13,596).....    $   732,725
Interest....................................................         42,305
                                                                -----------
    Total Income............................................        775,030
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        383,869
Shareholder Reports.........................................         25,620
Distribution (12b-1) and Service Fees.......................         22,866
Custody.....................................................         14,202
Trustees' Fees and Related Expenses.........................         11,024
Legal.......................................................          4,032
Other.......................................................         43,256
                                                                -----------
    Total Expenses..........................................        504,869
    Investment Advisory Fee Reduction.......................         21,361
                                                                -----------
    Net Expenses............................................        483,508
                                                                -----------
NET INVESTMENT INCOME.......................................    $   291,522
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 7,081,389
  Futures...................................................        231,928
                                                                -----------
Net Realized Gain...........................................      7,313,317
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     21,728,104
  End of the Period.........................................     14,184,687
                                                                -----------
Net Unrealized Depreciation During the Period...............     (7,543,417)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $  (230,100)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $    61,422
                                                                ===========

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2004         DECEMBER 31, 2003
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $    291,522           $    535,688
Net Realized Gain...........................................         7,313,317              2,060,736
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        (7,543,417)            30,131,292
                                                                  ------------           ------------
Change in Net Assets from Operations........................            61,422             32,727,716
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................          (514,067)              (653,090)
  Class II Shares...........................................           (24,420)               (27,628)
                                                                  ------------           ------------
Total Distributions.........................................          (538,487)              (680,718)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........          (477,065)            32,046,998
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................         6,153,509             18,253,653
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           538,487                680,718
Cost of Shares Repurchased..................................       (13,460,478)           (23,919,742)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (6,768,482)            (4,985,371)
                                                                  ------------           ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        (7,245,547)            27,061,627
NET ASSETS:
Beginning of the Period.....................................       157,463,034            130,401,407
                                                                  ------------           ------------
End of the Period (Including accumulated undistributed net
  investment income of $97,751 and $344,716,
  respectively).............................................      $150,217,487           $157,463,034
                                                                  ============           ============

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       SIX
                                                      MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
CLASS I SHARES                                       JUNE 30,       -------------------------------------------------------------
                                                       2004          2003         2002          2001          2000          1999
                                                     ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........     $13.12        $10.48       $ 14.89       $ 20.27       $ 26.11       $22.39
                                                      ------        ------       -------       -------       -------       ------
  Net Investment Income..........................        .03           .05           .06           .06           .03          .05
  Net Realized and Unrealized Gain/Loss..........       (.02)         2.65         (4.41)        (4.20)        (3.19)        5.39
                                                      ------        ------       -------       -------       -------       ------
Total from Investment Operations.................        .01          2.70         (4.35)        (4.14)        (3.16)        5.44
                                                      ------        ------       -------       -------       -------       ------
Less:
  Distributions from Net Investment Income.......        .05           .06           .06           .03           .05          .07
  Distributions from Net Realized Gain...........        -0-           -0-           -0-          1.21          2.63         1.65
                                                      ------        ------       -------       -------       -------       ------
Total Distributions..............................        .05           .06           .06          1.24          2.68         1.72
                                                      ------        ------       -------       -------       -------       ------
NET ASSET VALUE, END OF THE PERIOD...............     $13.08        $13.12       $ 10.48       $ 14.89       $ 20.27       $26.11
                                                      ======        ======       =======       =======       =======       ======

Total Return*....................................      0.07%**      25.88%       -29.33%       -20.42%       -14.64%       25.85%
Net Assets at End of the Period (In millions)....     $132.0        $140.0       $ 121.3       $ 150.7       $ 193.8       $174.1
Ratio of Expenses to Average Net Assets*.........       .60%          .60%          .60%          .60%          .60%         .60%
Ratio of Net Investment Income to Average Net
  Assets*........................................       .41%          .40%          .45%          .37%          .15%         .22%
Portfolio Turnover...............................        85%**        145%           97%           89%          114%         116%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......       .63%          .64%          .67%          .62%           N/A         .62%
   Ratio of Net Investment Income to Average Net
     Assets......................................       .38%          .36%          .38%          .35%           N/A         .20%

**  Non-Annualized

N/A=Not Applicable

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX                                                     JULY 24, 2000
                                                         MONTHS                                                   (COMMENCEMENT
                                                         ENDED              YEAR ENDED DECEMBER 31,               OF INVESTMENT
CLASS II SHARES                                         JUNE 30,       ----------------------------------        OPERATIONS) TO
                                                          2004          2003         2002          2001         DECEMBER 31, 2000
                                                        -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............     $13.12        $10.47       $ 14.89       $ 20.29            $ 25.47
                                                         ------        ------       -------       -------            -------
  Net Investment Income.............................        .01           .02           .02           .02                -0-
  Net Realized and Unrealized Gain/Loss.............       (.01)         2.66         (4.42)        (4.20)             (5.18)
                                                         ------        ------       -------       -------            -------
Total from Investment Operations....................        .00          2.68         (4.40)        (4.18)             (5.18)
                                                         ------        ------       -------       -------            -------
Less:
  Distributions from Net Investment Income..........        .02           .03           .02           .01                -0-
  Distributions from Net Realized Gain..............        -0-           -0-           -0-          1.21                -0-
                                                         ------        ------       -------       -------            -------
Total Distributions.................................        .02           .03           .02          1.22                -0-
                                                         ------        ------       -------       -------            -------
NET ASSET VALUE, END OF THE PERIOD..................     $13.10        $13.12       $ 10.47       $ 14.89            $ 20.29
                                                         ======        ======       =======       =======            =======

Total Return* (a)...................................     -0.02%**      25.68%       -29.58%       -20.60%            -20.34%**
Net Assets at End of the Period (In millions).......     $ 18.3        $ 17.5       $   9.1       $   9.1            $   2.3
Ratio of Expenses to Average Net Assets*............       .85%          .85%          .85%          .85%               .85%
Ratio of Net Investment Income to Average Net
  Assets*...........................................       .16%          .17%          .20%          .16%               .06%
Portfolio Turnover..................................        85%**        145%           97%           89%               114%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..........       .88%          .89%          .92%          .87%                N/A
   Ratio of Net Investment Income to Average Net
     Assets.........................................       .13%          .13%          .13%          .15%                N/A

**  Non-Annualized

N/A=Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $73,046,252, which will expire between December 31, 2009 and December 31, 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $138,217,558
                                                                ============
Gross tax unrealized appreciation...........................    $ 12,940,103
Gross tax unrealized depreciation...........................      (1,394,344)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 11,545,759
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
  Ordinary Income...........................................    $680,718
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $680,718
                                                                ========

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    As of December 31, 2003, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................    $537,268

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2004 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the six months ended June 30, 2004, the Adviser waived approximately $21,400 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $8,200, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $113,983 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2004, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $31,418.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $184,235,258 and $20,171,743 for Classes I and II, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................     235,449    $  3,081,788
  Class II..................................................     234,037       3,071,721
                                                              ----------    ------------
Total Sales.................................................     469,486    $  6,153,509
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      39,574    $    514,067
  Class II..................................................       1,877          24,420
                                                              ----------    ------------
Total Dividend Reinvestment.................................      41,451    $    538,487
                                                              ==========    ============
Repurchases:
  Class I...................................................    (858,521)   $(11,226,079)
  Class II..................................................    (174,038)     (2,234,399)
                                                              ----------    ------------
Total Repurchases...........................................  (1,032,559)   $(13,460,478)
                                                              ==========    ============

    At December 31, 2003, capital aggregated $191,865,482 and $19,310,001 for Classes I and II, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................     984,526    $ 11,082,703
  Class II..................................................     610,235       7,170,950
                                                              ----------    ------------
Total Sales.................................................   1,594,761    $ 18,253,653
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      62,140    $    653,090
  Class II..................................................       2,626          27,628
                                                              ----------    ------------
Total Dividend Reinvestment.................................      64,766    $    680,718
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,955,658)   $(22,253,132)
  Class II..................................................    (146,628)     (1,666,610)
                                                              ----------    ------------
Total Repurchases...........................................  (2,102,286)   $(23,919,742)
                                                              ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $122,859,819 and $125,100,654, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    Transactions in futures contracts for the six months ended June 30, 2004, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2003............................        17
Futures Opened..............................................       -0-
Futures Closed..............................................       (17)
                                                                   ---
Outstanding at June 30, 2004................................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to the Portfolio's Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

7. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN<WS>KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR ENT 8/04 RN04-01525P-Y06/04

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Growth and Income Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This piece must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered through a variable insurance contract.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                CLASS I SHARES         CLASS II SHARES
 TOTAL RETURNS                 since 12/23/96         since 09/18/00

 Since Inception                   10.55%                  2.80%

 5-year                             5.48                     --

 1-year                            20.02                  19.65

 6-month                            3.48                   3.35
 ---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Index is generally representative of the U.S. market for large-capitalization stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. Source for index performance: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Life Investment Trust--Growth and Income Portfolio is managed by the adviser's Equity Income team.(1) Current members include James A. Gilligan, Managing Director; James O. Roeder, Executive Director; Thomas Bastian, Vice President; Sergio Marcheli, Vice President; and Vincent E. Vizachero, Senior Associate.

MARKET CONDITIONS

During the six-month reporting period, the stock market posted a modest gain. Evidence of a moderately growing economy and improved corporate earnings supported a market rebound that began in March 2003 and continued through early 2004. However, despite the end of major combat in Iraq, ongoing terrorist activity and uncertainty about the June 30 transfer of sovereignty contributed to volatility in the stock market. The lack of clear indication as to how terrorism would be contained somewhat dampened investors' optimism.

Anticipation of rising interest rates further stalled the stock market's upward momentum. While the Federal Reserve Board (the Fed) indicated that any rate increases would be "measured," investors remained skeptical. Against a backdrop of high oil prices and robust consumer spending, investors were concerned that a rapid rise in inflation would force the Fed to act more aggressively to control inflation. Unsurprising to the market, the Fed raised its federal funds rate a quarter point to 1.25 percent at its June 30, 2004, meeting.

In this environment, value-style stocks such as those in which the portfolio invests modestly outperformed growth stocks. We note that the market's rally has meant shrinking opportunities to add stocks to the portfolio. As stock prices rose and valuations became more extended, we found fewer stocks meeting our valuation criteria. Although the market's advance slowed somewhat during the period, attractively valued stocks continued to be elusive.

PERFORMANCE ANALYSIS

Van Kampen LIT--Growth and Income Portfolio returned 3.48 percent (Class I shares unadjusted for sales charge) for the six-month period ended June 30, 2004. The portfolio's benchmark indexes, the Russell 1000 Index and the S&P 500 Index returned 3.33 percent and 3.44 percent, respectively, for the same period.

Energy stocks contributed the strongest gains to the portfolio's return for the period. The continued rise of oil prices, which reached a high of more than $40 per barrel during the period, helped oil-refiner Valero Energy and oil-services company Schlumberger place among the portfolio's top-performing securities. Valero benefited as it was able to charge higher prices for gasoline relative to the costs of refining, which expanded its profit margins. Exploration and drilling for oil were also on the rise, and Schlumberger capitalized on the increased demand for its drilling equipment and services.

The portfolio's consumer-discretionary securities, particularly hotel-and-leisure-related companies, also performed well. The economic recovery helped renew vigor in the travel industry, especially business travel. A position in Starwood Hotels, which owns and operates the Sheraton, Westin, and W hotel chains, performed well as a result.

Financials also benefited the portfolio's results overall. The names that fit our investment criteria were those that had less exposure to the interest-rate cycle. For example, Hartford Financial Services Group has a strong variable-annuity business. Because these insurance products are less rate sensitive than loan products offered by a bank, for example, the portfolio was well served by our selection of Hartford and other insurance names over other financial companies.

On the other hand, the portfolio lost the most ground in some of its health-care holdings. Bristol-Myers Squibb suffered when a proposed drug-reimportation bill spurred fears that drug companies would have to reduce prices--at the expense of their research-and-development budgets--in order to compete. Investors worried that, with fewer new drugs in the pipeline, companies would lose revenues over the long term. However, we believed the negative sentiment to be overblown, and continued to maintain the portfolio's position in Bristol-Myers. Several fundamental problems overwhelmed hospital operator Tenet Healthcare. Tenet's management continued to guide its earnings downward, and announced that cleaning up its accounting issues would take longer than expected and would require the sale of some of its hospital assets. The stock was sold at a loss.

Industrials stocks, especially transportation names, also hurt the portfolio's overall performance. High fuel costs

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

-----------------------------------------------------------
                              RUSSELL       STANDARD
                              1000(R)       & POOR'S
      CLASS I   CLASS II       INDEX       500 INDEX
       3.48%     3.35%         3.33%         3.44%
-----------------------------------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

raised the cost of transportation, crimping profit margins at companies such as railroad-operator Union Pacific, in which the portfolio held a position.

The basic-materials group was another area of weakness for the portfolio during this reporting period. After strong performance spanning several years, metals and mining securities sold off when commodity prices of precious metals dropped. A rising U.S. dollar caused investors to rotate away from gold and other metals, which hurt the portfolio's positions in Newmont Mining and Phelps Dodge.

At the close of the period, we continued to view the markets with cautious optimism. We continue to closely monitor changes in capital spending and the effects of prolonged high energy prices on the consumer. Although a rising interest-rate environment could weaken stock returns in the near term, it is also a sign of a healthier economy--an economy that no longer requires abnormally low rates to sustain itself. Nonetheless, as in all market conditions, we maintain our focus on seeking stocks one at a time, using our "value-with-a-catalyst" criteria.

There is no guarantee that the securities mentioned will continue to perform well or be held by the portfolio in the future.

TOP 10 HOLDINGS AS OF 6/30/04
Bristol-Myers Squibb Co                              3.4%
BP Plc                                               3.2
Time Warner, Inc                                     2.9
Schlumberger Ltd                                     2.8
Bayer AG                                             2.6
Walt Disney Co                                       2.3
Honda Motor Co. Ltd                                  2.3
Chubb Corp                                           2.2
Norfolk Southern Corp                                2.1
Exxon Mobil Corp                                     2.1

TOP 10 INDUSTRIES AS OF 6/30/04
Integrated Oil & Gas                                 9.4%
Pharmaceuticals                                      8.2
Movies & Entertainment                               5.3
Electric Utilities                                   4.3
Diversified Chemicals                                3.7
Other Diversified Financial Services                 3.6
Property & Casualty                                  3.6
Investment Banking & Brokerage                       3.4
Integrated Telecomm Services                         3.4
Railroads                                            3.1

Subject to change daily. All percentages are as a percentage of long-term investments. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to policyholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to policyholders and makes available through the Van Kampen public web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to policyholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio's policies and procedures with respect to the voting of proxies relating to the portfolio securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
COMMON STOCKS  96.1%
ADVERTISING  0.7%
Interpublic Group Cos., Inc. (a)....   473,080     $  6,495,388
                                                   ------------

AEROSPACE & DEFENSE  1.1%
Northrop Grumman Corp. .............   186,490       10,014,513
                                                   ------------
AUTO PARTS & EQUIPMENT  1.8%
Magna International, Inc.,
  Class A--(Canada).................   203,340       17,318,468
                                                   ------------

AUTOMOBILE MANUFACTURERS  2.2%
Honda Motor Co. Ltd.--ADR (Japan)...   861,750       20,957,760
                                                   ------------

BROADCASTING & CABLE TV  1.7%
Clear Channel
  Communications, Inc. .............   430,260       15,898,107
                                                   ------------

COMPUTER HARDWARE  1.7%
Hewlett-Packard Co. ................   445,540        9,400,894
International Business
  Machines Corp. ...................    82,370        7,260,915
                                                   ------------
                                                     16,661,809
                                                   ------------
DATA PROCESSING & OUTSOURCING SERVICES  2.8%
Automatic Data Processing, Inc. ....   220,240        9,223,651
First Data Corp. ...................   257,500       11,463,900
SunGard Data Systems, Inc. (a)......   211,600        5,501,600
                                                   ------------
                                                     26,189,151
                                                   ------------
DIVERSIFIED BANKS  2.8%
Bank of America Corp. ..............   147,440       12,476,373
Bank One Corp. .....................   272,230       13,883,730
                                                   ------------
                                                     26,360,103
                                                   ------------
DIVERSIFIED CHEMICALS  3.6%
Bayer AG--ADR (Germany).............   813,610       23,757,412
Dow Chemical Co. ...................   255,530       10,400,071
                                                   ------------
                                                     34,157,483
                                                   ------------
DIVERSIFIED COMMERCIAL SERVICES  1.2%
Equifax, Inc. ......................   456,700       11,303,325
                                                   ------------
ELECTRIC UTILITIES  4.1%
Consolidated Edison, Inc. ..........   137,870        5,481,711
Edison International, Inc. .........   223,070        5,703,900
Entergy Corp. ......................   184,570       10,337,766
Exelon Corp. .......................   293,100        9,757,299
FirstEnergy Corp. ..................   213,120        7,972,819
                                                   ------------
                                                     39,253,495
                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.2%
Emerson Electric Co. ...............    33,120        2,104,776
                                                   ------------

GENERAL MERCHANDISE STORES  1.2%
Target Corp. .......................   273,870       11,631,259
                                                   ------------
GOLD  0.7%
Newmont Mining Corp. ...............   179,710        6,965,560
                                                   ------------

HEALTH CARE EQUIPMENT  1.6%
Bausch & Lomb, Inc. ................   235,700       15,336,999
                                                   ------------

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
HOTELS  2.5%
Hilton Hotels Corp. ................   299,530     $  5,589,230
Marriott International,
  Inc., Class A.....................   163,620        8,161,366
Starwood Hotels & Resorts Worldwide,
  Inc. .............................   219,580        9,848,163
                                                   ------------
                                                     23,598,759
                                                   ------------
HOUSEHOLD PRODUCTS  1.9%
Kimberly-Clark Corp. ...............   279,090       18,386,449
                                                   ------------

HYPERMARKETS & SUPER CENTERS  0.2%
Wal-Mart Stores, Inc. ..............    27,180        1,434,017
                                                   ------------

INDUSTRIAL CONGLOMERATES  1.2%
General Electric Co. ...............   358,900       11,628,360
                                                   ------------

INDUSTRIAL MACHINERY  1.6%
Ingersoll-Rand Co.,
  Class A (Bermuda).................    95,760        6,541,366
Parker Hannifin Corp. ..............   152,260        9,053,380
                                                   ------------
                                                     15,594,746
                                                   ------------
INTEGRATED OIL & GAS  9.0%
BP Plc--ADR (United Kingdom)........   539,660       28,909,586
ChevronTexaco Corp. ................    18,380        1,729,742
ConocoPhillips......................   222,630       16,984,443
Exxon Mobil Corp. ..................   427,960       19,005,704
Royal Dutch Petroleum Co.
  (Netherlands).....................   366,900       18,957,723
                                                   ------------
                                                     85,587,198
                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.3%
SBC Communications, Inc. ...........   224,230        5,437,577
Sprint Corp. .......................   743,720       13,089,472
Verizon Communications, Inc. .......   355,816       12,876,981
                                                   ------------
                                                     31,404,030
                                                   ------------
INVESTMENT BANKING & BROKERAGE  3.3%
Lehman Brothers Holdings, Inc. .....   197,280       14,845,320
Merrill Lynch & Co., Inc. ..........   309,160       16,688,457
                                                   ------------
                                                     31,533,777
                                                   ------------
IT CONSULTING & OTHER SERVICES  1.3%
Accenture Ltd., Class A
  (Bermuda) (a).....................   445,140       12,232,447
                                                   ------------

LIFE & HEALTH INSURANCE  2.2%
Metlife, Inc. ......................   279,920       10,035,132
Prudential Financial, Inc. .........   231,130       10,740,611
                                                   ------------
                                                     20,775,743
                                                   ------------
MANAGED HEALTH CARE  1.1%
Cigna Corp. ........................   155,280       10,684,817
                                                   ------------

MOVIES & ENTERTAINMENT  5.0%
Time Warner, Inc. (a)...............  1,533,010      26,950,316
Walt Disney Co. ....................   826,640       21,071,054
                                                   ------------
                                                     48,021,370
                                                   ------------
MULTI-LINE INSURANCE  1.6%
Hartford Financial Services
  Group, Inc. ......................   226,960       15,601,230
                                                   ------------

OIL & GAS EQUIPMENT & SERVICES  2.7%
Schlumberger Ltd. (Netherlands
  Antilles).........................   410,580       26,075,936
                                                   ------------

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
OIL & GAS REFINING & MARKETING  1.0%
Valero Energy Corp. ................   123,250     $  9,090,920
                                                   ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.5%
Citigroup, Inc. ....................   372,660       17,328,690
J.P. Morgan Chase & Co. ............   402,568       15,607,561
                                                   ------------
                                                     32,936,251
                                                   ------------
PACKAGED FOODS  2.7%
Cadbury Schweppes Plc--ADR (United
  Kingdom)..........................   330,230       11,584,468
Kraft Foods, Inc., Class A..........   232,550        7,367,184
Nestle SA--ADR (Switzerland)........   106,520        7,115,536
                                                   ------------
                                                     26,067,188
                                                   ------------
PAPER PACKAGING  1.0%
Temple-Inland, Inc. ................   130,750        9,054,437
                                                   ------------
PAPER PRODUCTS  0.3%
International Paper Co. ............    55,570        2,483,979
                                                   ------------
PHARMACEUTICALS  7.9%
AstraZeneca Plc--ADR
  (United Kingdom)..................   144,590        6,599,088
Bristol-Myers Squibb Co. ...........  1,261,180      30,898,910
Roche Holdings AG--
  ADR (Switzerland).................   164,720       16,310,574
Schering-Plough Corp. ..............   809,160       14,953,277
Wyeth...............................   174,550        6,311,728
                                                   ------------
                                                     75,073,577
                                                   ------------
PROPERTY & CASUALTY  3.5%
Chubb Corp. ........................   297,370       20,274,687
St. Paul Travelers Cos., Inc. ......   311,800       12,640,372
                                                   ------------
                                                     32,915,059
                                                   ------------
RAILROADS  2.9%
Norfolk Southern Corp. .............   727,270       19,287,200
Union Pacific Corp. ................   145,480        8,648,786
                                                   ------------
                                                     27,935,986
                                                   ------------
REGIONAL BANKS  0.7%
PNC Financial Services
  Group, Inc. ......................   129,390        6,868,021
                                                   ------------

                                      NUMBER OF
DESCRIPTION                            SHARES         VALUE
---------------------------------------------------------------
RESTAURANTS  0.8%
McDonald's Corp. ...................   285,570     $  7,424,820
                                                   ------------

SEMICONDUCTORS  1.1%
Intel Corp. ........................   365,780       10,095,528
                                                   ------------

SOFT DRINKS  1.3%
PepsiCo, Inc. ......................   236,310       12,732,383
                                                   ------------

SYSTEMS SOFTWARE  2.1%
Computer Associates International,
  Inc. .............................   306,440        8,598,706
Microsoft Corp. ....................   403,140       11,513,678
                                                   ------------
                                                     20,112,384
                                                   ------------
THRIFTS & MORTGAGE FINANCE  1.5%
Freddie Mac.........................   222,470       14,082,351
                                                   ------------
TOBACCO  0.7%
Altria Group, Inc. .................   142,670        7,140,634
                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES  0.8%
AT&T Wireless Services, Inc. (a)....   507,520        7,267,686
                                                   ------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $805,176,135)..........................     914,488,279

REPURCHASE AGREEMENT  3.7%
UBS Securities ($35,408,000 par collateralized
  by U.S. Government obligations in a pooled
  cash account, interest rate of 1.25%, dated
  06/30/04, to be sold on 07/01/04 at
  $35,409,229)
  (Cost $35,408,000)...........................      35,408,000
                                                   ------------

TOTAL INVESTMENTS  99.8%
  (Cost $840,584,135)..........................     949,896,279
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%....       2,022,993
                                                   ------------

NET ASSETS  100.0%.............................    $951,919,272
                                                   ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $840,584,135).......................    $949,896,279
Cash........................................................         584,476
Receivables:
  Investments Sold..........................................       7,855,354
  Portfolio Shares Sold.....................................       1,488,071
  Dividends.................................................       1,338,277
  Interest..................................................           1,229
Other.......................................................         107,435
                                                                ------------
    Total Assets............................................     961,271,121
                                                                ------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       5,253,422
  Investments Purchased.....................................       3,211,822
  Investment Advisory Fee...................................         440,362
  Distributor and Affiliates................................         270,075
Trustees' Deferred Compensation and Retirement Plans........         110,743
Accrued Expenses............................................          65,425
                                                                ------------
    Total Liabilities.......................................       9,351,849
                                                                ------------
NET ASSETS..................................................    $951,919,272
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $841,236,168
Net Unrealized Appreciation.................................     109,312,144
Accumulated Undistributed Net Investment Income.............       4,902,907
Accumulated Net Realized Loss...............................      (3,531,947)
                                                                ------------
NET ASSETS..................................................    $951,919,272
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $288,175,915 and
  16,486,512 shares of beneficial interest issued and
  outstanding)..............................................    $      17.48
                                                                ============
  Class II Shares (Based on net assets of $663,743,357 and
  37,983,189 shares of beneficial interest issued and
  outstanding)..............................................    $      17.47
                                                                ============

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $283,572)....    $  8,166,329
Interest....................................................         215,100
                                                                ------------
    Total Income............................................       8,381,429
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       2,484,492
Distribution (12b-1) and Service Fees.......................         717,978
Custody.....................................................          36,993
Trustees' Fees and Related Expenses.........................          12,106
Legal.......................................................          10,464
Other.......................................................         120,740
                                                                ------------
    Total Expenses..........................................       3,382,773
    Less Credits Earned on Cash Balances....................           4,998
                                                                ------------
    Net Expenses............................................       3,377,775
                                                                ------------
NET INVESTMENT INCOME.......................................    $  5,003,654
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 26,261,710
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     112,179,199
  End of the Period.........................................     109,312,144
                                                                ------------
Net Unrealized Depreciation During the Period...............      (2,867,055)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $ 23,394,655
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 28,398,309
                                                                ============

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2004         DECEMBER 31, 2003
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $  5,003,654           $  7,046,702
Net Realized Gain...........................................        26,261,710              9,949,850
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        (2,867,055)           124,650,207
                                                                  ------------           ------------
Change in Net Assets from Operations........................        28,398,309            141,646,759
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................        (2,826,034)            (2,068,488)
  Class II Shares...........................................        (4,232,033)            (1,610,040)
                                                                  ------------           ------------
Total Distributions.........................................        (7,058,067)            (3,678,528)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        21,340,242            137,968,231
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       209,879,330            331,728,330
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         7,058,067              3,678,528
Cost of Shares Repurchased..................................       (54,396,473)           (73,593,199)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       162,540,924            261,813,659
                                                                  ------------           ------------
TOTAL INCREASE IN NET ASSETS................................       183,881,166            399,781,890
NET ASSETS:
Beginning of the Period.....................................       768,038,106            368,256,216
                                                                  ------------           ------------
End of the Period (Including accumulated undistributed net
  investment income of $4,902,907 and $6,957,320,
  respectively).............................................      $951,919,272           $768,038,106
                                                                  ============           ============

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX MONTHS
                                                       ENDED                            YEAR ENDED DECEMBER 31,
CLASS I SHARES                                        JUNE 30,        -----------------------------------------------------------
                                                        2004           2003         2002          2001         2000         1999
                                                     ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........      $17.06         $13.47       $ 15.90       $17.01       $15.34       $14.48
                                                       ------         ------       -------       ------       ------       ------
  Net Investment Income..........................         .11(a)         .22(a)        .15          .22(a)       .18          .19(a)
  Net Realized and Unrealized Gain/Loss..........         .48           3.51         (2.43)       (1.21)        2.71         1.66
                                                       ------         ------       -------       ------       ------       ------
Total from Investment Operations.................         .59           3.73         (2.28)        (.99)        2.89         1.85
                                                       ------         ------       -------       ------       ------       ------
Less:
  Distributions from Net Investment Income.......         .17            .14           .15          .01          .18          .27
  Distributions from Net Realized Gain...........         -0-            -0-           -0-          .11         1.04          .72
                                                       ------         ------       -------       ------       ------       ------
Total Distributions..............................         .17            .14           .15          .12         1.22          .99
                                                       ------         ------       -------       ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD...............      $17.48         $17.06       $ 13.47       $15.90       $17.01       $15.34
                                                       ======         ======       =======       ======       ======       ======

Total Return*....................................       3.48%**       28.03%       -14.50%       -5.81%       19.34%       12.99%
Net Assets at End of the Period (In millions)....      $288.2         $280.3       $ 186.7       $143.4       $ 92.0       $ 52.5
Ratio of Expenses to Average Net Assets*.........        .62%           .66%          .71%         .75%         .75%         .75%
Ratio of Net Investment Income to Average Net
  Assets*........................................       1.32%          1.50%         1.29%        1.40%        1.39%        1.25%
Portfolio Turnover...............................         26%**          57%           68%         103%         100%          96%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......         N/A            N/A           N/A          N/A         .80%         .92%
   Ratio of Net Investment Income to Average Net
     Assets......................................         N/A            N/A           N/A          N/A        1.34%        1.08%

**  Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH & INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS                                               SEPTEMBER 18, 2000
                                                        ENDED               YEAR ENDED DECEMBER 31,              (COMMENCEMENT
CLASS II SHARES                                        JUNE 30,        ---------------------------------       OF OPERATIONS) TO
                                                         2004           2003         2002          2001        DECEMBER 31, 2000
                                                      ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........      $17.03         $13.45       $ 15.88       $17.02             $17.22
                                                        ------         ------       -------       ------             ------
  Net Investment Income...........................         .09(a)         .19(a)        .11          .18(a)             .06
  Net Realized and Unrealized Gain/Loss...........         .48           3.50         (2.43)       (1.21)               .76
                                                        ------         ------       -------       ------             ------
Total from Investment Operations..................         .57           3.69         (2.32)       (1.03)               .82
                                                        ------         ------       -------       ------             ------
Less:
  Distributions from Net Investment Income........         .13            .11           .11          -0-                .15
  Distributions from Net Realized Gain............         -0-            -0-           -0-          .11                .87
                                                        ------         ------       -------       ------             ------
Total Distributions...............................         .13            .11           .11          .11               1.02
                                                        ------         ------       -------       ------             ------
NET ASSET VALUE, END OF THE PERIOD................      $17.47         $17.03       $ 13.45       $15.88             $17.02
                                                        ======         ======       =======       ======             ======

Total Return* (b).................................       3.35%**       27.68%       -14.74%       -6.05%              5.00%**
Net Assets at End of the Period (In millions).....      $663.7         $487.7       $ 181.6       $ 76.1             $ 13.7
Ratio of Expenses to Average Net Assets*..........        .87%           .91%          .96%        1.00%              1.00%
Ratio of Net Investment Income to Average Net
  Assets*.........................................       1.09%          1.28%         1.09%        1.15%              1.23%
Portfolio Turnover................................         26%**          57%           68%         103%               100%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets........         N/A            N/A           N/A          N/A              1.03%
   Ratio of Net Investment Income to Average Net
     Assets.......................................         N/A            N/A           N/A          N/A              1.20%

**  Non-annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $24,710,156 which will expire on December 31, 2010.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $845,667,635
                                                                ============
Gross tax unrealized appreciation...........................    $112,104,077
Gross tax unrealized depreciation...........................      (7,875,433)
                                                                ------------
Net tax unrealized appreciation on investments..............    $104,228,644
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                                   2003
Distributions paid from:
  Ordinary Income...........................................    $3,678,528
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $3,678,528
                                                                ==========

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    As of December 31, 2003, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................    $7,055,931

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2004, the Portfolio's custody fee was reduced by $4,998 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    The Adviser has agreed to waive all expenses in excess of .75% of Class I Shares daily average net assets and 1.00% of Class II Shares daily average net assets. For the six months ended June 30, 2004, no fees were waived. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $10,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $20,100, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $65,251 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2004, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $8,032.

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $247,088,240 and $594,147,928 for Classes I and II, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                                  SHARES            VALUE
Sales:
  Class I...................................................     1,128,079       $ 19,519,576
  Class II..................................................    11,016,847        190,359,754
                                                                ----------       ------------
Total Sales.................................................    12,144,926       $209,879,330
                                                                ==========       ============
Dividend Reinvestment:
  Class I...................................................       164,113       $  2,826,034
  Class II..................................................       245,620          4,232,033
                                                                ----------       ------------
Total Dividend Reinvestment.................................       409,733       $  7,058,067
                                                                ==========       ============

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                                                  SHARES            VALUE
Repurchases:
  Class I...................................................    (1,240,676)      $(21,421,403)
  Class II..................................................    (1,910,625)       (32,975,070)
                                                                ----------       ------------
Total Repurchases...........................................    (3,151,301)      $(54,396,473)
                                                                ==========       ============

    At December 31, 2003, capital aggregated $246,164,033 and $432,531,211 for Classes I and II, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                  SHARES            VALUE
Sales:
  Class I...................................................     4,840,914       $ 69,043,401
  Class II..................................................    17,697,371        262,684,929
                                                                ----------       ------------
Total Sales.................................................    22,538,285       $331,728,330
                                                                ==========       ============
Dividend Reinvestment:
  Class I...................................................       159,976       $  2,068,489
  Class II..................................................       124,520          1,610,039
                                                                ----------       ------------
Total Dividend Reinvestment.................................       284,496       $  3,678,528
                                                                ==========       ============
Repurchases:
  Class I...................................................    (2,429,551)      $(34,788,953)
  Class II..................................................    (2,693,155)       (38,804,246)
                                                                ----------       ------------
Total Repurchases...........................................    (5,122,706)      $(73,593,199)
                                                                ==========       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $364,304,652 and $216,453,686, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There was no futures contract outstanding at June 30, 2004.

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plan of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

7. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR GI 08/04 RN04-01488P-Y06/04

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Government Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered through a variable insurance contract.

       Portfolio shares are neither insured nor guaranteed by the U.S.
       government.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

 ---------------------------------------------------------------------------
 AVERAGE ANNUAL                CLASS I SHARES         CLASS II SHARES
 TOTAL RETURNS                 since 04/07/86         since 12/15/00

 Since Inception                   6.53%                   5.11%

 10-year                           6.45                      --

 5-year                            6.15                      --

 1-year                            0.23                   -0.03

 6-month                           0.54                    0.39
 ---------------------------------------------------------------------------
 30-Day SEC Yield                  3.19%                   2.94%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. SEC Yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Government/Mortgage Index is generally representative of U.S. government mortgage-backed securities. The index does not include any expenses, fees or sales charges, which would lower performance. The treasury securities and agency index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Bloomberg L.P.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Life Investment Trust--Government Portfolio is managed by the Adviser's Taxable Fixed Income team. Current members of the team include W. David Armstrong and Scott F. Richard, Managing Directors of the Adviser; and Jaidip Singh, Executive Director of the Adviser.(1)

MARKET CONDITIONS

The anticipation of rising interest rates was the key driver of performance in the fixed-income market during the six-month reporting period. At the beginning of the year, although short-term interest rates were still at near-record lows, it became apparent that the Federal Open Market Committee of the Federal Reserve Bank (the Fed) would wait for further proof of a strengthening economy before raising interest rates. The lack of expected Fed activity led to a reversal in market consensus, which drove bond yields down and prices up.

Early in the second quarter, however, the market reversed course. Unexpectedly high job-growth data, a healthy 3.9 percent increase in Gross Domestic Product
(GDP) growth, and strong consumer spending all seemed to indicate a solid economic recovery and an impending increase in interest rates. The expectation of rising rates, coupled with climbing oil prices and growing tensions in Iraq, drove yields back up again. By June, market volatility had subsided as investors awaited the results of that month's Fed meeting. At this meeting on June 30, the Fed finally announced it was raising the target federal funds rate by a quarter point to 1.25 percent--the first rate increase since 2000. By that time, the market had already factored in the rate hike and yields remained largely unchanged.

PERFORMANCE ANALYSIS

The portfolio outperformed its benchmark index, the Lehman Brothers Government/Mortgage Index, for the six-month period ended June 30, 2004. (See table below.)

We kept the portfolio well diversified across a variety of high-quality U.S. government and agency securities during the period, but increased the emphasis on agencies--a strategy which helped contribute to the portfolio's performance. The portfolio's holdings in mortgage-backed securities also helped boost returns. We believed that both of these sectors offered reasonable value and attractive yields, and were likely to respond well in the current investment environment. Given the low level of interest rates throughout the six-month period, investors generally preferred mortgage-backed and agency securities over Treasuries for the incremental yield advantage they offered.

Given our expectations of rising interest rates, we also kept the portfolio's duration (a measure of interest-rate sensitivity) below that of the benchmark index to help minimize interest-rate risk. We achieved this in part by focusing on premium mortgage-backed securities because these securities typically have a very low sensitivity to interest-rate changes and therefore, tend to perform better than low-coupon mortgage-backed securities when interest rates are rising. The portfolio's holdings in other asset classes such as Treasuries were also somewhat more conservatively positioned relative to the benchmark because of our belief that interest rates would increase. When rates did indeed rise during the last three months of the period, this positioning proved beneficial as these securities enjoyed favorable performance.

A strong economy and a more restrictive Fed monetary stance has historically resulted in short-term interest rates rising more than longer-term rates. This flattening of the yield curve tends to benefit portfolios that are overweighted in both longer- and shorter-maturity securities, and underweighted in securities with intermediate maturities. Given our outlook, we constructed the portfolio in this "barbell" fashion--a strategy that has, in fact, currently benefited performance as short-term rates have risen to a greater extent than long-term rates.

Looking ahead, we believe that the portfolio is positioned well for a more constructive economic environment. If the Fed continues to incrementally raise interest rates, as many expect it will, the portfolio's shorter-duration stance and overall positioning could prove favorable. The portfolio's balanced mix of assets should also be beneficial as mortgage-backed and agency securities typically benefit in an improving economy, while Treasuries may provide some cushion in the event of any unexpected, negative developments on the national or global scene.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and

(1)Team members may change without notice at any time.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

----------------------------------------------------
                             LEHMAN BROTHERS
                           GOVERNMENT/MORTGAGE
      CLASS I   CLASS II          INDEX
       0.54%     0.39%            0.32%
----------------------------------------------------

The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

SECTORS AS OF 06/30/04
Treasury Securities                                37.7%
FNMA                                               32.8
U.S. Govt. Agency                                  17.1
FHLMC                                               7.7
GNMA                                                2.8
REMIC/CMO                                           1.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 portfolio holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio's policies and procedures with respect to the voting of proxies relating to the portfolio's securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                                  COUPON          MATURITY             VALUE
----------------------------------------------------------------------------------------------------------------------
           COLLATERALIZED MORTGAGE OBLIGATIONS  1.9%
$1,026     Federal Home Loan Mortgage Corp. (Interest Only)............ 5.000%          12/15/16          $    141,539
 1,782     Federal Home Loan Mortgage Corp. (Interest Only)............ 6.000     05/15/30 to 05/01/31         297,106
   640     Federal Home Loan Mortgage Corp. (Interest Only)............ 6.500           04/01/28               144,527
   232     Federal Home Loan Mortgage Corp. (Interest Only)............ 8.000           06/01/31                46,109
   750     Federal National Mortgage Association....................... 6.022           11/25/10               797,985
 1,642     Federal National Mortgage Association (Interest Only)....... 5.000           09/25/11                35,460
 1,101     Federal National Mortgage Association (Interest Only)....... 6.000           11/25/32               196,606
 2,133     Federal National Mortgage Association (Interest Only)....... 6.500     07/01/31 to 05/25/33         488,377
   192     Federal National Mortgage Association (Interest Only)....... 8.000           05/01/30                41,315
   226     Federal National Mortgage Association (Interest Only)
           REMIC....................................................... 6.000           08/25/32                38,099
 1,001     Federal National Mortgage Association (Interest Only)
           REMIC....................................................... 7.000     03/01/32 to 04/25/33         219,824
   801     Government National Mortgage Association (Interest Only)
           REMIC (a)................................................... 5.595           05/16/32                51,327
   824     Government National Mortgage Association (Interest Only)
           REMIC (a)................................................... 6.748           05/16/32                54,419
   721     Government National Mortgage Association (Interest Only)
           REMIC (a)................................................... 6.846           04/16/29                67,867
                                                                                                          ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.............................................................       2,620,560
                                                                                                          ------------

           MORTGAGE BACKED SECURITIES  42.0%
   428     Federal Home Loan Mortgage Corp.............................  6.000    06/01/29 to 09/01/29         438,753
 2,177     Federal Home Loan Mortgage Corp.............................  6.500    06/01/29 to 07/01/29       2,274,564
 1,479     Federal Home Loan Mortgage Corp.............................  7.500    10/01/29 to 09/01/31       1,594,283
    10     Federal Home Loan Mortgage Corp.............................  8.000          09/01/24                10,673
 4,200     Federal Home Loan Mortgage Corp., July......................  5.000            TBA                4,202,625
 1,800     Federal Home Loan Mortgage Corp., July......................  7.500            TBA                1,935,000
    38     Federal National Mortgage Association.......................  5.500    07/01/24 to 02/01/29          38,421
   424     Federal National Mortgage Association.......................  6.000    01/01/14 to 12/01/28         441,954
 1,440     Federal National Mortgage Association.......................  6.500    06/01/09 to 07/01/32       1,502,993
 5,940     Federal National Mortgage Association.......................  7.000    07/01/10 to 02/01/33       6,277,528
 4,272     Federal National Mortgage Association.......................  7.500    02/01/23 to 04/01/32       4,580,131
    41     Federal National Mortgage Association.......................  8.000    06/01/24 to 10/01/24          44,941
    18     Federal National Mortgage Association....................... 10.000          04/01/21                20,595
    60     Federal National Mortgage Association....................... 11.000          11/01/20                68,005
   550     Federal National Mortgage Association, July.................  4.885            TBA                  547,250
 7,550     Federal National Mortgage Association, August...............  5.500            TBA                7,693,918
 3,100     Federal National Mortgage Association, August...............  6.500            TBA                3,217,217
 2,850     Federal National Mortgage Association, July.................  4.500            TBA                2,784,986
 5,950     Federal National Mortgage Association, July.................  5.500            TBA                5,922,106
 2,300     Federal National Mortgage Association, July.................  6.000            TBA                2,348,157
 8,600     Federal National Mortgage Association, July.................  6.500            TBA                8,954,750
   184     Government National Mortgage Association....................  6.500    05/15/23 to 03/15/29         192,286
   416     Government National Mortgage Association....................  7.000    04/15/23 to 11/15/27         443,663
    92     Government National Mortgage Association....................  7.500    12/15/21 to 06/15/24          99,853
    56     Government National Mortgage Association....................  8.000    05/15/17 to 01/15/23          61,464
    27     Government National Mortgage Association....................  8.500    05/15/17 to 07/15/17          29,766
   121     Government National Mortgage Association....................  9.500    06/15/09 to 10/15/09         132,957
     5     Government National Mortgage Association.................... 11.000          09/15/10                 5,488
 2,775     Government National Mortgage Association, July..............  5.500            TBA                2,770,666
                                                                                                          ------------

TOTAL MORTGAGE BACKED SECURITIES......................................................................      58,634,993
                                                                                                          ------------

           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  16.5%
 4,400     Federal Home Loan Bank...................................... 3.000           04/15/09             4,181,756
   500     Federal Home Loan Mortgage Corp. (b)........................ 3.642           07/01/34               494,531
 3,150     Federal Home Loan Mortgage Corp............................. 6.625           09/15/09             3,484,722
 3,150     Federal Home Loan Mortgage Corp............................. 7.000           03/15/10             3,552,992
 3,300     Federal National Mortgage Association....................... 7.125           06/15/10             3,750,945
 3,350     Federal National Mortgage Association....................... 7.250           01/15/10             3,818,069

 4                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                                  COUPON          MATURITY             VALUE
----------------------------------------------------------------------------------------------------------------------
           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$1,985     Financing Corp.............................................. 9.650%          11/02/18          $  2,804,686
   700     Financing Corp.............................................. 9.800           04/06/18               995,237
                                                                                                          ------------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  16.5%..............................................      23,082,938
                                                                                                          ------------

           UNITED STATES TREASURY OBLIGATIONS  36.6%
 7,900     United States Treasury Bonds................................  5.250          11/15/28             7,742,316
 1,650     United States Treasury Bonds................................  6.125          08/15/29             1,815,516
 1,500     United States Treasury Bonds................................  7.625          11/15/22             1,907,872
 2,500     United States Treasury Bonds................................  7.625          02/15/25             3,208,888
 1,000     United States Treasury Bonds................................  8.000          11/15/21             1,311,016
 1,800     United States Treasury Bonds................................  8.125          08/15/19             2,358,000
 8,520     United States Treasury Bonds................................  8.125          08/15/21            11,276,689
   800     United States Treasury Bonds................................  8.750          08/15/20             1,108,344
 1,250     United States Treasury Bonds................................  9.250          02/15/16             1,735,596
   350     United States Treasury Bonds (c)............................ 10.375          11/15/12               427,492
 1,700     United States Treasury Bonds................................ 10.750          08/15/05             1,861,568
   700     United States Treasury Bonds................................ 12.000          08/15/13               924,219
 5,500     United States Treasury Bonds (STRIPS) (d)...................      *          02/15/25             1,729,316
 6,100     United States Treasury Notes................................  5.000          08/15/11             6,369,974
 2,600     United States Treasury Notes................................  6.250          02/15/07             2,810,439
 2,600     United States Treasury Notes................................  7.875          11/15/04             2,661,142
 5,600     United States Treasury Notes (STRIPS) (d)...................      *          02/15/25             1,753,713
                                                                                                          ------------

TOTAL UNITED STATES TREASURY OBLIGATIONS..............................................................      51,002,100
                                                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $134,753,316).................................................................................     135,340,591
                                                                                                          ------------


SHORT-TERM INVESTMENTS  31.3%
REPURCHASE AGREEMENT  16.7%
State Street Bank & Trust Co. ($23,362,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 06/30/04, to be sold on 07/01/04 at
  $23,362,876)........................................................................................      23,362,000
                                                                                                          ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  14.6%
Federal Home Loan Bank ($20,000,000 par, yielding 1.25%, 07/01/04 maturity)...........................      20,000,000
United States Treasury Bills ($100,000 par, yielding 1.163%, 07/15/04 maturity) (c)...................          99,955
United States Treasury Bills ($200,000 par, yielding 1.284%, 09/23/04 maturity) (c)...................         199,402
                                                                                                          ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................................................      20,299,357
                                                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $43,661,506)..................................................................................      43,661,357
                                                                                                          ------------

TOTAL INVESTMENTS  128.3%
  (Cost $178,414,822).................................................................................     179,001,948
LIABILITIES IN EXCESS OF OTHER ASSETS  (28.3%)........................................................     (39,513,543)
                                                                                                          ------------

NET ASSETS  100.0%....................................................................................    $139,488,405
                                                                                                          ============

*   Zero coupon bond

Percentages are calculated as a percentage of net assets.

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Portfolio to enhance the yield of the portfolio. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

(b) Security purchased on a when-issued or delayed delivery basis.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(d) Interest only strip.

The obligations of certain US Government sponsored entities are neither issued or guaranteed by the United States Treasury.

REMIC--Real Estate Mortgage Investment Conduits

TBA--To be announced, maturity date has not been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $23,362,000 (Cost $178,414,822)...........................    $179,001,948
Receivables:
  Investments Sold..........................................       9,964,555
  Interest..................................................       1,369,735
  Portfolio Shares Sold.....................................          48,108
Other.......................................................         142,925
                                                                ------------
    Total Assets............................................     190,527,271
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      50,385,149
  Custodian Bank............................................         221,493
  Variation Margin on Futures...............................         101,816
  Investment Advisory Fee...................................          52,039
  Distributor and Affiliates................................          34,194
  Portfolio Shares Repurchased..............................           8,041
Trustees' Deferred Compensation and Retirement Plans........         189,974
Accrued Expenses............................................          46,160
                                                                ------------
    Total Liabilities.......................................      51,038,866
                                                                ------------
NET ASSETS..................................................    $139,488,405
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $144,846,399
Accumulated Undistributed Net Investment Income.............       1,028,024
Net Unrealized Appreciation.................................         434,815
Accumulated Net Realized Loss...............................      (6,820,833)
                                                                ------------
NET ASSETS..................................................    $139,488,405
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $69,973,163 and
  7,644,634 shares of beneficial interest issued and
  outstanding)..............................................    $       9.15
                                                                ============
  Class II Shares (Based on net assets of $69,515,242 and
  7,587,353 shares of beneficial interest issued and
  outstanding)..............................................    $       9.16
                                                                ============

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 2,760,954
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        353,691
Distribution (12b-1) and Service Fees.......................         86,607
Custody.....................................................         17,820
Trustees' Fees and Related Expenses.........................         12,290
Legal.......................................................          3,852
Other.......................................................         64,626
                                                                -----------
    Total Expenses..........................................        538,886
    Investment Advisory Fee Reduction.......................         27,779
                                                                -----------
    Net Expenses............................................        511,107
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,249,847
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (241,227)
  Futures...................................................        357,598
                                                                -----------
Net Realized Gain...........................................        116,371
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      2,137,817
                                                                -----------
  End of the Period:
    Investments.............................................        587,126
    Futures.................................................       (152,311)
                                                                -----------
                                                                    434,815
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,703,002)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(1,586,631)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $   663,216
                                                                ===========

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2004         DECEMBER 31, 2003
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $  2,249,847           $  4,284,328
Net Realized Gain...........................................           116,371                940,638
Net Unrealized Depreciation During the Period...............        (1,703,002)            (2,929,387)
                                                                  ------------           ------------
Change in Net Assets from Operations........................           663,216              2,295,579
                                                                  ------------           ------------

Distributions from Net Investment Income:
  Class I Shares............................................        (3,500,154)            (3,932,901)
  Class II Shares...........................................        (3,145,411)            (2,798,678)
                                                                  ------------           ------------
Total Distributions.........................................        (6,645,565)            (6,731,579)
                                                                  ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (5,982,349)            (4,436,000)
                                                                  ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        10,481,694             54,298,581
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         6,645,565              6,731,579
Cost of Shares Repurchased..................................       (17,333,902)           (53,477,128)
                                                                  ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........          (206,643)             7,553,032
                                                                  ------------           ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        (6,188,992)             3,117,032
NET ASSETS:
Beginning of the Period.....................................       145,677,397            142,560,365
                                                                  ------------           ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,028,024 and $5,423,742,
  respectively).............................................      $139,488,405           $145,677,397
                                                                  ============           ============

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               SIX
                                                              MONTHS
                                                              ENDED                       YEAR ENDED DECEMBER 31,
CLASS I SHARES                                               JUNE 30,      ------------------------------------------------------
                                                               2004        2003       2002       2001 (a)       2000        1999
                                                             --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $9.55        $9.82      $9.39       $9.30        $ 8.82      $ 9.59
                                                              -----        -----      -----       -----        ------      ------
  Net Investment Income.....................................    .17          .28(b)     .29(b)      .47(b)        .56         .53
  Net Realized and Unrealized Gain/Loss.....................   (.11)        (.11)       .57         .15           .48        (.84)
                                                              -----        -----      -----       -----        ------      ------
Total from Investment Operations............................    .06          .17        .86         .62          1.04        (.31)
Less Distributions from Net Investment Income...............    .46          .44        .43         .53           .56         .46
                                                              -----        -----      -----       -----        ------      ------
NET ASSET VALUE, END OF THE PERIOD..........................  $9.15        $9.55      $9.82       $9.39        $ 9.30      $ 8.82
                                                              =====        =====      =====       =====        ======      ======

Total Return*...............................................  0.54%**      1.75%      9.61%       6.92%        12.40%      -3.36%
Net Assets at End of the Period (In millions)...............  $70.0        $75.1      $89.8       $60.1        $ 55.1      $ 53.3
Ratio of Expenses to Average Net Assets*....................   .60%         .60%       .60%        .60%          .60%        .60%
Ratio of Net Investment Income to Average Net Assets*.......  3.30%        2.96%      3.10%       5.09%         6.14%       5.92%
Portfolio Turnover..........................................   241%**       511%(c)     87%         82%          180%         92%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................   .64%         .63%       .68%        .71%          .79%        .74%
   Ratio of Net Investment Income to Average Net Assets.....  3.26%        2.93%      3.02%       4.99%         5.95%       5.78%

**  Non-annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous years.

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               SIX
                                                              MONTHS                                           DECEMBER 15, 2000
                                                              ENDED           YEAR ENDED DECEMBER 31,            (COMMENCEMENT
CLASS II SHARES                                              JUNE 30,      ------------------------------      OF OPERATIONS) TO
                                                               2004        2003       2002       2001 (b)      DECEMBER 31, 2000
                                                             -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $9.55        $9.82      $9.39       $9.31              $9.28
                                                              -----        -----      -----       -----              -----
  Net Investment Income.....................................    .16          .25(c)     .29(c)      .40(c)             .02
  Net Realized and Unrealized Gain/Loss.....................   (.11)        (.11)       .55         .21                .01
                                                              -----        -----      -----       -----              -----
Total from Investment Operations............................    .05          .14        .84         .61                .03
Less Distributions from Net Investment Income...............    .44          .41        .41         .53                -0-
                                                              -----        -----      -----       -----              -----
NET ASSET VALUE, END OF THE PERIOD..........................  $9.16        $9.55      $9.82       $9.39              $9.31
                                                              =====        =====      =====       =====              =====

Total Return (a)*...........................................  0.39%**      1.49%      9.33%       6.73%               .32%**
Net Assets at End of the Period (In millions)...............  $69.5        $70.6      $52.8       $ 9.7              $ 1.0
Ratio of Expenses to Average Net Assets*....................   .85%         .85%       .85%        .85%               .85%
Ratio of Net Investment Income to Average Net Assets*.......  3.05%        2.64%      3.07%       4.51%              5.61%
Portfolio Turnover..........................................   241%**       511%(d)     87%         82%               180%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets..................   .89%         .88%       .93%        .96%              1.40%
   Ratio of Net Investment Income to Average Net Assets.....  3.01%        2.61%      2.99%       4.41%              5.06%

**  Non-annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous years.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Portfolio will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At June 30, 2004, the Portfolio had $40,420,594 of when-issued, delayed delivery or forward purchase commitments.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $6,154,599 which will expire between December 31, 2004 and December 31, 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $180,216,007
                                                                ============
Gross tax unrealized appreciation...........................    $  2,084,868
Gross tax unrealized depreciation...........................      (3,298,927)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (1,214,059)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                                   2003
Distribution paid from:
  Ordinary Income...........................................    $6,731,578
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $6,731,578
                                                                ==========

    As of December 31, 2003, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $6,644,347

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2004 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the six months ended June 30, 2004, the Adviser waived approximately $27,800 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $3,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $8,800, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expense in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $104,277 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $73,588,166 and $71,258,233 for Classes I and II, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                                  SHARES            VALUE
Sales:
  Class I...................................................        96,682       $    915,854
  Class II..................................................     1,021,447          9,565,840
                                                                ----------       ------------
Total Sales.................................................     1,118,129       $ 10,481,694
                                                                ==========       ============
Dividend Reinvestment:
  Class I...................................................       375,150       $  3,500,154
  Class II..................................................       336,408          3,145,411
                                                                ----------       ------------
Total Dividend Reinvestment.................................       711,558       $  6,645,565
                                                                ==========       ============
Repurchases:
  Class I...................................................      (684,885)      $ (6,407,516)
  Class II..................................................    (1,162,012)       (10,926,386)
                                                                ----------       ------------
Total Repurchases...........................................    (1,846,897)      $(17,333,902)
                                                                ==========       ============

    At December 31, 2003, capital aggregated $75,579,674 and $69,473,368 for Class I and II, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                  SHARES            VALUE
Sales:
  Class I...................................................       651,591       $  6,315,964
  Class II..................................................     4,996,825         47,982,617
                                                                ----------       ------------
Total Sales.................................................     5,648,416       $ 54,298,581
                                                                ==========       ============
Dividend Reinvestment:
  Class I...................................................       417,505       $  3,932,901
  Class II..................................................       296,784          2,798,678
                                                                ----------       ------------
Total Dividend Reinvestment.................................       714,289       $  6,731,579
                                                                ==========       ============
Repurchases:
  Class I...................................................    (2,349,920)      $(22,442,872)
  Class II..................................................    (3,276,910)       (31,034,256)
                                                                ----------       ------------
Total Repurchases...........................................    (5,626,830)      $(53,477,128)
                                                                ==========       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, and excluding short-term investments were $338,579,022 and $342,768,330, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    Transactions in futures contracts for the six months ended June 30, 2004, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2003............................        36
Futures Opened..............................................       607
Futures Closed..............................................      (432)
                                                                  ----
Outstanding at June 30, 2004................................       211
                                                                  ====

    The futures contracts outstanding as of June 30, 2004 and the description and unrealized appreciation/depreciation are as follows:

                                                                                UNREALIZED
                                                                               APPRECIATION/
                                                                CONTRACTS      DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Bonds--September 2004 (Current Notional Value
  of $106,375 per contract).................................        17           $  36,445
SHORT CONTRACTS:
10-Year U.S. Treasury Notes--September 2004 (Current
  Notional Value of $109,328 per contract)..................       102            (150,158)
2-Year U.S. Treasury Notes--September 2004 (Current Notional
  Value of $210,547 per contract)...........................        38               1,927
5-Year U.S. Treasury Notes--September 2004 (Current Notional
  Value of $108,688 per contract)...........................        54             (40,525)
                                                                   ---           ---------
                                                                   211           $(152,311)
                                                                   ===           =========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to it's Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

8. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR GOVT 8/04 RN04-01733P-Y06/04

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Money Market Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered through a variable insurance contract.

       An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

The portfolio management team for Van Kampen Life Investment Trust--Money Market Portfolio includes Jonathan Page, Managing Director of the Adviser, and Dale Albright, Executive Director of the Adviser.(1)

MARKET CONDITIONS

The economy continued to show signs of a solid recovery during the reporting period. Accommodative monetary and stimulative fiscal policy have translated into job growth, with the economy adding approximately 1.3 million jobs in the first half of 2004, as measured by monthly non-farm payrolls. First-quarter Gross Domestic Product (GDP) growth showed a healthy 3.9 percent increase and the ISM Manufacturing Index, a measure of manufacturing activity, has remained above 60 since November, 2003--indicating an expanding factory sector. In June, consumer confidence rose to its highest level in more than two years.

Short-term interest rates remained low throughout the period as the Federal Reserve Bank's Federal Open Market Committee (the Fed) held its target federal funds rate at 1.00 percent--a 46-year low. On June 30, the last day of the reporting period, the Fed reversed course and raised the federal funds rate a quarter point to 1.25 percent, the first increase since 2000. At that time, the Fed stated that it believed that the upside and downside risks of attaining sustained U.S. economic growth and price stability remained roughly equal, and that going forward, their accommodative monetary policy could be removed at a measured pace.


PERFORMANCE ANALYSIS

For the six-month period ended June 30, 2004, the portfolio returned 0.25 percent for Class I shares. (See table below.) For the seven-day period ended June 30, 2004, the portfolio had an annualized yield of 0.57 percent, while its 30-day average-annualized yield for the month of June was 0.53 percent (Class I shares).

Our strategy in managing the portfolio remained consistent with our long-term focus on preservation of capital and maintaining very high liquidity. We continued to place a strong emphasis on purchasing high-quality corporate and government obligations. As of June 30, 2004, the portfolio was entirely invested in top-tier rated securities. As we have in the past, we adhered to a conservative investment approach, avoiding the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

As of the end of the period, the portfolio's net assets were more than $69 million, a 27 percent increase from the beginning of the year. The weighted average maturity of the portfolio was up slightly at 36 days, and 96 percent of holdings were due to mature within 90 days.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

------------------------------
      CLASS I   CLASS II
       0.25%     0.13%
------------------------------

The performance for the two share classes varies because each has different expenses. The portfolio's total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results.

CREDIT RATINGS AS OF JUNE 30, 2004
A-1+                                                83.3%
AAA                                                 12.2
A-1                                                  4.5

Subject to change daily. Provided for informational purposes only. Credit ratings based upon ratings as issued by Standard and Poor's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(1)Team members may change without notice at any time.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 portfolio holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio's policies and procedures with respect to the voting of proxies relating to the portfolio's securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                                                                       DISCOUNT
PAR                                                                                    YIELD ON
AMOUNT                                                                     MATURITY    DATE OF      AMORTIZED
(000)      DESCRIPTION                                                       DATE      PURCHASE       COST
--------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER  59.0%
$2,000     ABN AMRO N.A. Finance, Inc. ................................    09/20/04     1.065%     $ 1,995,230
 3,110     American Express Credit Corp. ..............................    07/02/04     1.400        3,109,879
 2,000     CBA (Delaware) Finance, Inc. ...............................    07/15/04     1.083        1,999,160
 3,000     Citigroup Global Markets Holdings, Inc. ....................    07/26/04     1.241        2,997,417
 3,000     DaimlerChrysler Revolving Auto Conduit, LLC.................    07/16/04     1.201        2,998,500
 2,500     FCAR Owner Trust Ser I......................................    07/19/04     1.073        2,498,662
 3,000     General Electric Capital Corp. .............................    09/22/04     1.496        2,989,694
 3,000     Goldman Sachs Group, Inc. (The).............................    08/13/04     1.303        2,995,342
 2,000     HBOS Treasury Services PLC..................................    07/01/04     1.063        2,000,000
 3,000     JP Morgan Chase & Co. ......................................    07/21/04     1.102        2,998,167
 3,000     New Center Asset Trust......................................    09/01/04     1.314        2,993,232
 2,000     Nordea North America, Inc. .................................    07/19/04     1.093        1,998,910
 2,300     Royal Bank of Scotland PLC..................................    08/26/04     1.174        2,295,814
 2,000     Svenska Handelsbanken, Inc. ................................    08/03/04     1.088        1,998,011
 3,000     Toyota Motor Credit Corp. ..................................    08/11/04     1.223        2,995,832
 2,000     UBS Finance (Delaware) LLC..................................    07/12/04     1.053        1,999,358
                                                                                                   -----------

           TOTAL COMMERCIAL PAPER..............................................................     40,863,208
                                                                                                   -----------

           U.S. GOVERNMENT AGENCY OBLIGATIONS  19.6%
 3,000     Federal Home Loan Banks.....................................    10/27/04     1.358        2,986,725
 2,000     Federal Home Loan Mortgage Corp. ...........................    08/03/04     1.086        1,998,020
 2,000     Federal Home Loan Mortgage Corp. ...........................    08/16/04     1.064        1,997,291
 2,000     Federal Home Loan Mortgage Corp. ...........................    09/21/04     1.066        1,995,171
 2,000     Federal National Mortgage Association.......................    07/28/04     1.014        1,998,485
 2,642     Federal National Mortgage Association.......................    09/17/04     1.215        2,635,073
                                                                                                   -----------

           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS............................................     13,610,765
                                                                                                   -----------

           CERTIFICATES OF DEPOSIT  8.7%
 3,000     HSBC Bank USA, Inc. ........................................    07/06/04     1.120        2,999,983
 3,000     State Street Bank & Trust Co. ..............................    08/17/04     1.190        3,000,000
                                                                                                   -----------

           TOTAL CERTIFICATES OF DEPOSIT.......................................................      5,999,983
                                                                                                   -----------


REPURCHASE AGREEMENT  12.1%
UBS Securities LLC ($8,400,000 par collateralized by U.S. Government obligations in a pooled cash
  account, interest rate of 1.25%, dated 06/30/04, to be sold on 07/01/04 at $8,400,292)...............      8,400,000
                                                                                                           -----------

TOTAL INVESTMENTS  99.4% (A)...........................................................................     68,873,956
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%............................................................        387,458
                                                                                                           -----------

NET ASSETS  100.0%.....................................................................................    $69,261,414
                                                                                                           ===========

Percentages are calculated as a percentage of net assets.

(a) At June 30, 2004, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements                                              3

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value, including a repurchase agreement of
  $8,400,000................................................    $68,873,956
Cash........................................................         21,736
Receivables:
  Portfolio Shares Sold.....................................        495,832
  Interest..................................................         37,091
Other.......................................................         96,043
                                                                -----------
    Total Assets............................................     69,524,658
                                                                -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................         51,261
  Investment Advisory Fee...................................         21,170
  Distributor and Affiliates................................         19,244
Trustees' Deferred Compensation and Retirement Plans........        136,766
Accrued Expenses............................................         34,803
                                                                -----------
    Total Liabilities.......................................        263,244
                                                                -----------
NET ASSETS..................................................    $69,261,414
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $69,270,600
Accumulated Net Realized Loss...............................         (9,186)
                                                                -----------
NET ASSETS..................................................    $69,261,414
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $29,250,226 and
  29,255,930 shares of beneficial interest issued and
  outstanding)..............................................    $      1.00
                                                                ===========
  Class II Shares (Based on net assets of $40,011,188 and
  40,014,670 shares of beneficial interest issued and
  outstanding)..............................................    $      1.00
                                                                ===========

 4                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $299,072
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................   140,060
Distribution (12b-1) and Service Fees.......................    33,671
Trustees' Fees and Related Expenses.........................    14,723
Shareholder Reports.........................................    12,039
Audit.......................................................    10,877
Accounting..................................................    10,842
Custody.....................................................     4,928
Legal.......................................................     2,073
Other.......................................................    11,983
                                                              --------
    Total Expenses..........................................   241,196
    Investment Advisory Fee Reduction.......................    39,139
    Less Credits Earned on Cash Balances....................       154
                                                              --------
    Net Expenses............................................   201,903
                                                              --------
NET INVESTMENT INCOME.......................................  $ 97,169
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 97,169
                                                              ========

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                    FOR THE                 FOR THE
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2004         DECEMBER 31, 2003
                                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $     97,169           $     325,674
                                                                  ------------           -------------

Distributions from Net Investment Income:
  Class I Shares............................................           (72,437)               (240,071)
  Class II Shares...........................................           (33,918)                (81,713)
                                                                  ------------           -------------
                                                                      (106,355)               (321,784)
                                                                  ------------           -------------

Distributions from Net Realized Gain:
  Class I Shares............................................               -0-                  (1,164)
  Class II Shares...........................................               -0-                    (937)
                                                                  ------------           -------------
                                                                           -0-                  (2,101)
                                                                  ------------           -------------
Total Distributions.........................................          (106,355)               (323,885)
                                                                  ------------           -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........            (9,186)                  1,789
                                                                  ------------           -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        31,842,109             119,425,693
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           106,355                 323,885
Cost of Shares Repurchased..................................       (17,373,098)           (143,405,902)
                                                                  ------------           -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        14,575,366             (23,656,324)
                                                                  ------------           -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        14,566,180             (23,654,535)
NET ASSETS:
Beginning of the Period.....................................        54,695,234              78,349,769
                                                                  ------------           -------------
End of the Period (Including accumulated undistributed net
  investment income of $0 and $9,186, respectively).........      $ 69,261,414           $  54,695,234
                                                                  ============           =============

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS
                                                             ENDED                         YEAR ENDED DECEMBER 31,
CLASS I SHARES                                              JUNE 30,        -----------------------------------------------------
                                                              2004          2003        2002        2001        2000        1999
                                                           ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............      $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                             -----          -----       -----       -----       -----       -----
  Net Investment Income................................        -0-(a)         .01         .01         .04         .06         .05
Less:
  Distributions from Net Investment Income.............        -0-(a)         .01         .01         .04         .06         .05
  Distributions from Net Realized Gain.................         --            -0-(a)       --          --          --          --
                                                             -----          -----       -----       -----       -----       -----
NET ASSET VALUE, END OF THE PERIOD.....................      $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                             =====          =====       =====       =====       =====       =====

Total Return*..........................................       .25%**         .57%       1.22%       3.68%       5.93%       4.63%
Net Assets at End of the Period (In millions)..........      $29.3          $30.3       $52.8       $48.4       $29.7       $33.3
Ratio of Expenses to Average Net Assets* (b)...........       .60%           .60%        .60%        .60%        .61%        .62%
Ratio of Net Investment Income to Average Net
  Assets*..............................................       .47%           .58%       1.21%       3.43%       5.76%       4.56%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (b).........       .74%           .69%        .71%        .84%        .97%        .93%
   Ratio of Net Investment Income to Average Net
     Assets............................................       .33%           .49%       1.10%       3.20%       5.40%       4.25%

**  Non-annualized

(a) Amount is less than $.01 per share.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX MONTHS                                                       DECEMBER 15, 2000
                                                 ENDED                   YEAR ENDED DECEMBER 31,                  (COMMENCEMENT
CLASS II SHARES                                 JUNE 30,        -----------------------------------------       OF OPERATIONS) TO
                                                  2004            2003            2002            2001          DECEMBER 31, 2000
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...    $    1.00        $    1.00       $    1.00       $    1.00             $1.00
                                               ---------        ---------       ---------       ---------             -----
  Net Investment Income....................          -0-(a)           -0-(a)          .01             .03               -0-(a)
Less:
  Distributions from Net Investment
    Income.................................          -0-(a)           -0-(a)          .01             .03               -0-(a)
  Distributions from Net Realized Gain.....           --              -0-(a)           --              --                --
                                               ---------        ---------       ---------       ---------             -----
NET ASSET VALUE, END OF THE PERIOD.........    $    1.00        $    1.00       $    1.00       $    1.00             $1.00
                                               =========        =========       =========       =========             =====

Total Return* (b)..........................         .13%**           .32%            .97%           3.44%              .23%**
Net Assets at End of the Period (In
  thousands)...............................    $40,011.2        $24,386.6       $25,531.9       $13,737.7             $ 4.5
Ratio of Expenses to Average Net Assets*
  (c)......................................         .85%             .85%            .85%            .85%              .86%
Ratio of Net Investment Income to Average
  Net Assets*..............................         .22%             .32%            .96%           2.36%             6.85%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
   (c).....................................         .99%             .94%            .95%           1.09%             1.63%
   Ratio of Net Investment Income to
   Average Net Assets......................         .08%             .23%            .86%           2.13%             6.08%

**  Non-Annualized

(a) Amount is less than $.01 per share.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $9,186 which will expire on December 31, 2011.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................    $321,784
  Long-term capital gain....................................       2,101
                                                                --------
                                                                $323,885
                                                                ========

    As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $121,146

F. EXPENSE REDUCTIONS During the six months ended June 30, 2004, the Portfolio's custody fee was reduced by $154 as a result of credits earned on cash balances.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2004 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. For the six months ended June 30, 2004, the Adviser waived approximately $39,100 of its advisory fees. The adviser has agreed to waive all expenses in excess of .60% of Class I average net assets, and .85% of Class II average net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $2,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $6,400, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the "Accounting" expense on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $61,445 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $29,255,930 and $40,014,670 for Classes I and II, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                                SHARES             VALUE
Sales:
  Class I...................................................    9,203,014       $  9,203,014
  Class II..................................................   22,639,095         22,639,095
                                                              -----------       ------------
Total Sales.................................................   31,842,109       $ 31,842,109
                                                              ===========       ============
Dividend Reinvestment:
  Class I...................................................       72,437       $     72,437
  Class II..................................................       33,918             33,918
                                                              -----------       ------------
Total Dividend Reinvestment.................................      106,355       $    106,355
                                                              ===========       ============
Repurchases:
  Class I...................................................  (10,328,806)      $(10,328,806)
  Class II..................................................   (7,044,292)        (7,044,292)
                                                              -----------       ------------
Total Repurchases...........................................  (17,373,098)      $(17,373,098)
                                                              ===========       ============

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    At December 31, 2003, capital aggregated $30,309,285 and $24,385,949 for Classes I and II, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                 SHARES              VALUE
Sales:
  Class I...................................................   103,620,855       $ 103,620,855
  Class II..................................................    15,804,838          15,804,838
                                                              ------------       -------------
Total Sales.................................................   119,425,693       $ 119,425,693
                                                              ============       =============
Dividend Reinvestment:
  Class I...................................................       241,235       $     241,235
  Class II..................................................        82,650              82,650
                                                              ------------       -------------
Total Dividend Reinvestment.................................       323,885       $     323,885
                                                              ============       =============
Repurchases:
  Class I...................................................  (126,372,443)      $(126,372,443)
  Class II..................................................   (17,033,459)        (17,033,459)
                                                              ------------       -------------
Total Repurchases...........................................  (143,405,902)      $(143,405,902)
                                                              ============       =============

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

5. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST MONEY MARKET PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR MM 8/04 RN04-01617P-Y06/04

       Welcome, Policyholder

       In this report, you'll learn about how your investment in Van Kampen Life Investment Trust--Aggressive Growth Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments as of June 30, 2004.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

       The portfolio is being offered through a variable insurance contract.

-------------------------------------------------------------------------------------------
   NOT FDIC INSURED               OFFER NO BANK GUARANTEE                MAY LOSE VALUE
-------------------------------------------------------------------------------------------
            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                 NOT A DEPOSIT
-------------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

 --------------------------------------------------------------------
 AVERAGE ANNUAL                                CLASS II SHARES
 TOTAL RETURNS                                  since 9/25/00

 Since Inception                                   -18.34%

 1-year                                             26.17

 6-month                                             8.27
 --------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains.

Russell Midcap(R) Growth Index is generally representative of mid-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Life Investment Trust--Aggressive Growth Portfolio is managed by the Adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director of the Adviser; Dudley Brickhouse, Executive Director of the Adviser; Janet Luby, Executive Director of the Adviser; David Walker, Executive Director of the Adviser; Matthew Hart, Vice President of the Adviser; and Scott Miller, Senior Associate of the Adviser.

MARKET CONDITIONS

The stock market's strong rebound of 2003 lost steam in early 2004 and remained somewhat stalled for the first six months of the year. Satisfied by the evidence of economic recovery, investors turned their focus to the future direction of interest rates. In January, the Federal Reserve Board hinted it would likely begin raising the federal funds rate. Investors spent the next six months pondering both the timing and aggressiveness of the Fed's potential actions, anxious about how well the Fed would be able to control inflation. As a result, the market's upward momentum fell into a holding pattern. As anticipated by the markets, on June 30, 2004, the Fed raised rates a quarter point.

Uncertainty about the geopolitical landscape also weighed on the stock market. Anxiety about terrorism as well as the prolonged violence in Iraq kept investors subdued. Additionally, continued high energy prices spurred concerns that consumer spending, which had kept the economy afloat for several years, would finally begin to slow.

Against this backdrop, mid-cap growth stocks rose 5.94 percent, as measured by the Russell Midcap Growth Index, for the six-month period ended June 30, 2004. Mid-cap stocks outperformed large-caps, in part because investors tend to prefer the more-nimble characteristics of mid-cap companies during economic recoveries.

PERFORMANCE ANALYSIS

Van Kampen LIT--Aggressive Growth Portfolio generated strong results during the period, returning 8.27 percent (Class II shares based on net asset value) for the six months ended June 30, 2004. The portfolio outperformed its benchmark, the Russell Midcap Growth Index, which returned 5.94 percent for the same period.

The portfolio's investment strategy worked well during the period. Unlike the previous three years, in 2004 the market became more focused on real earnings and the quality of earnings, which has helped our strategy uncover fundamentally strong stocks that are likely to perform well. Furthermore, more stocks were meeting our investment criteria than in prior years, providing us with increased opportunity to be more selective about our best ideas.

The portfolio benefited from strong performance in the traditional growth sectors of the market, including health care, information technology, and consumer discretionary.

Within health care, the portfolio was focused in biotechnology and medical-device companies. Standouts included ImClone, Biogen IDEC, and Elan. Investors favored these stocks for their successful new drugs: ImClone's tumor-shrinking Erbitux, Biogen IDEC's multiple-sclerosis (MS) drug Avonex and non-Hodgkin's lymphoma treatment Rituxan, and Elan's collaboration with Biogen IDEC, new MS drug Antegren.

In consumer discretionary, eBay continued to contribute positively to the portfolio's performance. Over the past few years, the online auctioneer has consistently gained new users and increased market share to produce impressive financial results quarter after quarter. Shares of Mandalay Resort Group rallied sharply following a June announcement that it would be acquired by MGM Mirage. Starbucks saw its share price rise steadily throughout the period. Investors have rewarded the coffee retailer for its continued ability to execute well. Post-secondary education company Apollo Group posted gains based on strong enrollment numbers and strength in its online business, University of Phoenix.

After several years of underperformance, technology stocks as a group were also positive contributors. The moderately improving economy boosted investors' confidence in technology companies' earnings. Investors also felt more optimistic that these companies' future earnings targets could be met. The portfolio's holdings in Research In Motion (RIM) performed particularly well as usage of its Blackberry handheld email device gains wider acceptance among corporations and consumers. In addition, RIM is partnering with wireless telecommunications providers to sell Blackberry-integrated phones. Autodesk was another strong performer. The company develops design automation software used by civil engineers.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

---------------------------------------------------
      CLASS II   RUSSELL MIDCAP GROWTH INDEX
       8.27%                5.94%
---------------------------------------------------

The portfolio's total return figure assumes the reinvestment of all distributions, but is unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

(1)Team members may change at any time without notice.

On the negative side, the portfolio's largest detractor was in telecommunication services. Nextel Communications, which was the portfolio's sole telecom-service stock, was overwhelmed by negative sentiment. Although the company's fundamental results appeared to be intact during the period, investors were concerned about slowing subscriber growth and a controversy surrounding the company's bid for higher-bandwidth spectrum, and the stock's valuation suffered. As a result, we sold the stock.

Semiconductor stocks comprised the portfolio's most lagging industry group. Semiconductor growth rates peaked toward the end of the first quarter of 2004. The slowing seasonal demand, coupled with rising inventories, hurt pricing for companies such as OmniVision Technologies, Fairchild Semiconductor International, Cypress Semiconductor, and Vitesse Semiconductor. These companies, in particular, have more commodity-oriented businesses, and therefore tend to capture more upside, but are also hit harder on the downside. We sold OmniVision from the portfolio due to its negative earnings estimates.

At the close of the period, we still see many uncertainties that could challenge the pace of an economic recovery: difficulties on the geopolitical and domestic political fronts, as well as the effects of rising interest rates and high energy costs on consumer and corporate spending. We also believe year-over-year growth rates have peaked, and will likely begin to decelerate. In this environment, we continue to take a cautious stance, and maintain a diversified portfolio by seeking those stocks that best fit our rising-earnings-expectations, rising-valuations criteria.

TOP 10 HOLDINGS AS OF 6/30/04
Broadcom Corp                                        1.4%
eBay, Inc                                            1.4
eResearch Technology, Inc                            1.4
ImClone Systems, Inc                                 1.3
Autodesk, Inc                                        1.3
Zimmer Holdings, Inc                                 1.1
Smith International, Inc                             1.1
Teva Pharmaceutical Industries, Ltd                  1.1
Symantec Corp                                        1.1
Starbucks Corp                                       1.1

TOP 10 INDUSTRIES AS OF 6/30/04
Health Care Equipment                                6.5%
Semiconductors                                       5.9
Diversified Commercial Services                      5.2
Biotechnology                                        4.8
Communications Equipment                             4.6
Apparel Retail                                       4.2
Pharmaceuticals                                      4.1
Data Processing & Outsourcing Services               3.1
Systems Software                                     2.9
Application Software                                 2.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to portfolio policyholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to policyholders and makes available through the Van Kampen public web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to policyholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen LIT portfolio makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen LIT portfolio provides partial lists of its portfolio holdings (such as top 10 or top 15 portfolio holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a portfolio's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The portfolio's policies and procedures with respect to the voting of proxies relating to the portfolio's securities and information on how the portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                         NUMBER
DESCRIPTION                             OF SHARES       VALUE
----------------------------------------------------------------
COMMON STOCKS  94.4%
ADVERTISING  0.5%
Lamar Advertising Co., Class A (a)....    4,270      $   185,104
                                                     -----------
AEROSPACE & DEFENSE  0.9%
Armor Holdings, Inc. (a)..............    4,270          145,180
Engineered Support Systems, Inc. .....    3,490          204,200
                                                     -----------
                                                         349,380
                                                     -----------
AGRICULTURAL PRODUCTS  0.6%
Archer-Daniels-Midland Co. ...........   13,910          233,410
                                                     -----------

AIR FREIGHT & COURIERS  0.7%
JB Hunt Transport Services, Inc. .....    6,410          247,298
                                                     -----------

APPAREL & ACCESSORIES  0.8%
Coach, Inc. (a).......................    6,660          300,965
                                                     -----------

APPAREL RETAIL  4.0%
Aeropostale, Inc. (a).................    9,615          258,740
AnnTaylor Stores Corp. (a)............    6,405          185,617
Chico's FAS, Inc. (a).................    4,540          205,026
Claire's Stores, Inc. ................    9,240          200,508
Finish Line, Inc., Class A (a)........    4,650          140,290
Pacific Sunwear of California, Inc.
  (a).................................   14,535          284,450
TJX Co., Inc. ........................    8,550          206,397
                                                     -----------
                                                       1,481,028
                                                     -----------
APPLICATION SOFTWARE  2.7%
Autodesk, Inc. .......................   10,680          457,211
Cognos, Inc. (Canada) (a).............    5,340          193,094
Compuware Corp. (a)...................   23,240          153,384
RSA Security, Inc. (a)................   10,680          218,620
                                                     -----------
                                                       1,022,309
                                                     -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.4%
Investors Financial Services Corp. ...    4,680          203,954
Legg Mason, Inc. .....................    3,660          333,097
                                                     -----------
                                                         537,051
                                                     -----------
BIOTECHNOLOGY  4.5%
Biogen Idec, Inc. (a).................    4,690          296,642
Celgene Corp. (a).....................    3,480          199,265
Charles River Laboratories
  International, Inc. (a).............    5,640          275,627
Gilead Sciences, Inc. (a).............    3,460          231,820
ImClone Systems, Inc. (a).............    5,340          458,119
MGI Pharma, Inc. (a)..................    8,540          230,665
                                                     -----------
                                                       1,692,138
                                                     -----------
BROADCASTING & CABLE TV  1.5%
NTL, Inc. (a).........................    4,480          258,138
XM Satellite Radio Holdings, Inc.,
  Class A (a).........................   11,120          303,465
                                                     -----------
                                                         561,603
                                                     -----------
CASINOS & GAMING  2.3%
International Game Technology.........    6,410          247,426
Mandalay Resort Group.................    2,360          161,990
MGM Mirage (a)........................    4,510          211,699
Station Casinos, Inc. ................    4,690          226,996
                                                     -----------
                                                         848,111
                                                     -----------
COMMUNICATIONS EQUIPMENT  4.4%
ADTRAN, Inc. .........................    6,410          213,902
Avaya, Inc. (a).......................   10,680          168,637
CommScope, Inc. (a)...................    9,340          200,343
Comverse Technology, Inc. (a).........   13,860          276,368

                                         NUMBER
DESCRIPTION                             OF SHARES       VALUE
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Juniper Networks, Inc. (a)............   10,680      $   262,408
Research in Motion, Ltd. (Canada)
  (a).................................    4,680          320,299
Tellabs, Inc. (a).....................   23,010          201,107
                                                     -----------
                                                       1,643,064
                                                     -----------
COMPUTER & ELECTRONICS RETAIL  0.7%
Circuit City Stores, Inc. ............   18,760          242,942
                                                     -----------

COMPUTER HARDWARE  0.8%
Apple Computer, Inc. (a)..............    9,430          306,852
                                                     -----------

CONSUMER ELECTRONICS  0.8%
Harman International Industries,
  Inc. ...............................    3,200          291,200
                                                     -----------

DATA PROCESSING & OUTSOURCING SERVICES  2.9%
CheckFree Corp. (a)...................    5,880          176,400
CSG Systems International, Inc. (a)...    9,250          191,475
DST Systems, Inc. (a).................    6,410          308,257
Global Payments, Inc. ................    3,200          144,064
Sabre Holdings Corp., Class A.........    9,340          258,811
                                                     -----------
                                                       1,079,007
                                                     -----------
DEPARTMENT STORES  1.3%
J.C. Penney Co., Inc. ................    6,410          242,042
Nordstrom, Inc. ......................    5,520          235,207
                                                     -----------
                                                         477,249
                                                     -----------
DIVERSIFIED BANKS  0.5%
Bank of Hawaii Corp. .................    4,270          193,089
                                                     -----------

DIVERSIFIED CHEMICALS  0.6%
Eastman Chemical Co. .................    4,700          217,281
                                                     -----------

DIVERSIFIED COMMERCIAL SERVICES  4.9%
Alliance Data Systems Corp. (a).......    5,340          225,615
Apollo Group, Inc., Class A (a).......    3,490          308,132
Brinks Co. ...........................    5,770          197,622
Cendant Corp. ........................   12,820          313,834
ChoicePoint, Inc. (a).................    4,680          213,689
Corporate Executive Board Co. ........    3,200          184,928
Meredith Corp. .......................    3,540          194,558
University of Phoenix Online (a)......    2,140          187,443
                                                     -----------
                                                       1,825,821
                                                     -----------
DIVERSIFIED METALS & MINING  0.5%
Consol Energy, Inc. ..................    5,340          192,240
                                                     -----------

DRUG RETAIL  0.6%
CVS Corp. ............................    5,340          224,387
                                                     -----------

ELECTRICAL COMPONENTS & EQUIPMENT  1.1%
Molex, Inc. ..........................    4,270          136,982
Rockwell Automation, Inc. ............    7,010          262,945
                                                     -----------
                                                         399,927
                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.6%
Tektronix, Inc. ......................    6,410          218,068
                                                     -----------

EMPLOYMENT SERVICES  1.2%
Manpower, Inc. .......................    4,600          233,542
Robert Half International, Inc. ......    7,000          208,390
                                                     -----------
                                                         441,932
                                                     -----------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.5%
IMC Global, Inc. (a)..................   12,820          171,788
                                                     -----------

See Notes to Financial Statements                                              5

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                         NUMBER
DESCRIPTION                             OF SHARES       VALUE
----------------------------------------------------------------
FOREST PRODUCTS  0.4%
Louisiana-Pacific Corp. ..............    6,410      $   151,596
                                                     -----------

HEALTH CARE DISTRIBUTORS  1.5%
DaVita, Inc. (a)......................    9,615          296,430
Patterson Co., Inc. (a)...............    3,440          263,126
                                                     -----------
                                                         559,556
                                                     -----------
HEALTH CARE EQUIPMENT  6.1%
Advanced Medical Optics, Inc. (a).....    4,680          199,228
Bausch & Lomb, Inc. ..................    3,200          208,224
C.R. Bard, Inc. ......................    4,740          268,521
Cooper Co., Inc. .....................    3,500          221,095
Dade Behring Holdings, Inc. (a).......    4,500          213,840
St. Jude Medical, Inc. (a)............    3,570          270,071
Stryker Corp. ........................    4,650          255,750
Varian Medical Systems, Inc. (a)......    3,200          253,920
Zimmer Holdings, Inc. (a).............    4,590          404,838
                                                     -----------
                                                       2,295,487
                                                     -----------
HEALTH CARE SERVICES  2.0%
Caremark Rx, Inc. (a).................    8,549          281,604
eResearch Technology, Inc. (a)........   17,100          478,800
                                                     -----------
                                                         760,404
                                                     -----------
HEALTH CARE SUPPLIES  1.4%
Fisher Scientific International, Inc.
  (a).................................    3,200          184,800
Idexx Laboratories, Inc. (a)..........    2,290          144,133
Millipore Corp. (a)...................    3,200          180,384
                                                     -----------
                                                         509,317
                                                     -----------
HOME ENTERTAINMENT SOFTWARE  0.5%
Activision, Inc. (a)..................   12,815          203,759
                                                     -----------

HOMEBUILDING  0.6%
Standard-Pacific Corp. ...............    4,550          224,315
                                                     -----------
HOTELS  1.3%
Marriott International, Inc., Class
  A...................................    4,270          212,988
Starwood Hotels & Resorts Worldwide,
  Inc. ...............................    6,410          287,489
                                                     -----------
                                                         500,477
                                                     -----------
HOUSEHOLD PRODUCTS  0.5%
Energizer Holdings, Inc. (a)..........    4,270          192,150
                                                     -----------

HOUSEWARES & SPECIALTIES  0.4%
Fortune Brands, Inc. .................    2,140          161,420
                                                     -----------

INDUSTRIAL MACHINERY  2.3%
Eaton Corp. ..........................    4,270          276,440
Parker Hannifin Corp. ................    3,500          208,110
Pentair, Inc. ........................    5,820          195,785
Timken Co. ...........................    6,990          185,165
                                                     -----------
                                                         865,500
                                                     -----------
INTERNET RETAIL  1.8%
eBay, Inc. (a)........................    5,340          491,013
Priceline.com, Inc. (a)...............    7,020          189,049
                                                     -----------
                                                         680,062
                                                     -----------
INTERNET SOFTWARE & SERVICES  1.3%
Akamai Technologies, Inc. (a).........   16,480          295,816
Ask Jeeves, Inc. (a)..................    4,540          177,196
                                                     -----------
                                                         473,012
                                                     -----------
INVESTMENT BANKING & BROKERAGE  0.8%
Bear Stearns Co., Inc. ...............    3,540          298,457
                                                     -----------

                                         NUMBER
DESCRIPTION                             OF SHARES       VALUE
----------------------------------------------------------------
LEISURE PRODUCTS  0.7%
Brunswick Corp. ......................    6,410      $   261,528
                                                     -----------

LIFE & HEALTH INSURANCE  0.6%
Lincoln National Corp. ...............    4,760          224,910
                                                     -----------

MANAGED HEALTH CARE  1.4%
Anthem, Inc. (a)......................    3,480          311,669
Coventry Health Care, Inc. (a)........    4,270          208,803
                                                     -----------
                                                         520,472
                                                     -----------
OFFICE SERVICES & SUPPLIES  0.5%
Avery Dennison Corp. .................    3,200          204,832
                                                     -----------

OIL & GAS DRILLING  0.9%
Transocean, Inc. (a)..................   11,810          341,781
                                                     -----------

OIL & GAS EQUIPMENT & SERVICES  1.0%
Smith International, Inc. (a).........    6,980          389,205
                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION  1.2%
Noble Energy, Inc. ...................    4,270          217,770
Ultra Petroleum Corp. (a).............    6,410          239,285
                                                     -----------
                                                         457,055
                                                     -----------
OIL & GAS REFINING & MARKETING  0.9%
Valero Energy Corp. ..................    4,700          346,672
                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES  0.4%
A.G. Edwards, Inc. ...................    4,270          145,308
                                                     -----------

PACKAGED FOODS  1.1%
Smithfield Foods, Inc. (a)............    5,820          171,108
Tyson Foods, Inc., Class A............   11,640          243,858
                                                     -----------
                                                         414,966
                                                     -----------
PAPER PACKAGING  0.6%
Temple-Inland, Inc. ..................    3,200          221,600
                                                     -----------

PERSONAL PRODUCTS  0.6%
Estee Lauder Co., Inc., Class A.......    4,270          208,291
                                                     -----------

PHARMACEUTICALS  3.9%
Allergan, Inc. .......................    3,420          306,158
Elan Corp.--ADR (Ireland) (a).........   10,680          264,223
Eon Labs, Inc. (a)....................    6,400          261,952
Sepracor, Inc. (a)....................    4,690          248,101
Teva Pharmaceutical Industries, Ltd.--
  ADR (Israel)........................    5,720          384,899
                                                     -----------
                                                       1,465,333
                                                     -----------
PROPERTY & CASUALTY  0.5%
W.R. Berkley Corp. ...................    4,270          183,397
                                                     -----------

PUBLISHING  0.7%
Getty Images, Inc. (a)................    4,270          256,200
                                                     -----------

REAL ESTATE INVESTMENT TRUSTS  0.3%
Friedman Billings Ramsey Group, Class
  A...................................    6,410          126,854
                                                     -----------

REGIONAL BANKS  0.5%
Commerce Bancorp, Inc. ...............    3,540          194,735
                                                     -----------

 6                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                         NUMBER
DESCRIPTION                             OF SHARES       VALUE
----------------------------------------------------------------
RESTAURANTS  1.0%
Starbucks Corp. (a)...................    8,550      $   371,754
                                                     -----------
SEMICONDUCTOR EQUIPMENT  0.6%
Lam Research Corp. (a)................    8,550          229,140
                                                     -----------

SEMICONDUCTORS  5.5%
Broadcom Corp., Class A (a)...........   10,680          499,504
Cree, Inc. (a)........................    9,330          217,202
Cypress Semiconductor Corp. (a).......   12,820          181,916
Fairchild Semiconductor International,
  Inc., Class A (a)...................   10,680          174,832
Micron Technology, Inc. (a)...........   12,820          196,274
National Semiconductor Corp. (a)......   13,990          307,640
NVIDIA Corp. (a)......................    9,330          191,265
Skyworks Solutions, Inc. (a)..........   22,510          196,512
Vitesse Semiconductor Corp. (a).......   21,360          104,237
                                                     -----------
                                                       2,069,382
                                                     -----------
SOFT DRINKS  0.5%
Coca-Cola Enterprises, Inc. ..........    6,930          200,901
                                                     -----------

SPECIALIZED FINANCE  0.7%
CIT Group, Inc. ......................    6,410          245,439
                                                     -----------

SPECIALTY CHEMICALS  0.5%
Cabot Corp. ..........................    4,760          193,732
                                                     -----------
SPECIALTY STORES  1.1%
Dicks Sporting Goods, Inc. (a)........    6,410          213,774
Office Depot, Inc. (a)................   11,750          210,443
                                                     -----------
                                                         424,217
                                                     -----------
STEEL  0.7%
Nucor Corp. ..........................    3,440          264,054
                                                     -----------
SYSTEMS SOFTWARE  2.8%
Check Point Software Technologies,
  Ltd. (Israel) (a)...................   10,680          288,253
NCR Corp. (a).........................    4,270          211,749

                                         NUMBER
DESCRIPTION                             OF SHARES       VALUE
----------------------------------------------------------------
SYSTEMS SOFTWARE (CONTINUED)
Red Hat, Inc. (a).....................    6,870      $   157,804
Symantec Corp. (a)....................    8,550          374,319
                                                     -----------
                                                       1,032,125
                                                     -----------
TECHNOLOGY DISTRIBUTORS  1.0%
Arrow Electronics, Inc. (a)...........    6,410          171,916
CDW Corp. ............................    3,200          204,032
                                                     -----------
                                                         375,948
                                                     -----------
THRIFTS & MORTGAGE FINANCE  0.8%
Fremont General Corp. ................   11,780          207,917
New York Community Bancorp, Inc. .....    4,230           83,035
                                                     -----------
                                                         290,952
                                                     -----------
TRADING COMPANIES & DISTRIBUTORS  0.5%
Fastenal Co. .........................    3,580          203,451
                                                     -----------

WIRELESS TELECOMMUNICATION SERVICES  0.7%
Western Wireless Corp., Class A (a)...    9,420          272,332
                                                     -----------

TOTAL LONG-TERM INVESTMENTS  94.4%
  (Cost $31,445,222).............................     35,395,322
REPURCHASE AGREEMENT  6.3%
UBS Securities ($2,355,000 par collateralized by
  U.S. Government obligations in a pooled cash
  account, interest rate of 1.25%, dated
  06/30/04, to be sold on 07/01/04 at $2,355,082)
  (Cost $2,355,000)..............................      2,355,000
                                                     -----------

TOTAL INVESTMENTS  100.7%
  (Cost $33,800,222).............................     37,750,322
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)....       (277,228)
                                                     -----------

NET ASSETS  100.0%...............................    $37,473,094
                                                     ===========

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              7

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $33,800,222)........................  $37,750,322
Cash........................................................       47,474
Receivables:
  Investments Sold..........................................    1,221,740
  Portfolio Shares Sold.....................................      224,295
  Dividends.................................................       10,492
  Interest..................................................           82
Other.......................................................       22,065
                                                              -----------
    Total Assets............................................   39,276,470
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,692,106
  Distributor and Affiliates................................       17,191
  Investment Advisory Fee...................................       15,785
  Portfolio Shares Repurchased..............................        3,863
Trustees' Deferred Compensation and Retirement Plans........       37,331
Accrued Expenses............................................       37,100
                                                              -----------
    Total Liabilities.......................................    1,803,376
                                                              -----------
NET ASSETS..................................................  $37,473,094
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $34,653,749
Net Unrealized Appreciation.................................    3,950,100
Accumulated Net Investment Loss.............................      (85,876)
Accumulated Net Realized Loss...............................   (1,044,879)
                                                              -----------
NET ASSETS..................................................  $37,473,094
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $37,473,094 and 8,185,347 shares
  of beneficial interest issued and outstanding)............  $      4.58
                                                              ===========

 8                                             See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $181)........    $   48,520
Interest....................................................         5,075
                                                                ----------
    Total Income............................................        53,595
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................        67,106
Distribution (12b-1) and Service Fees.......................        20,803
Custody.....................................................        15,365
Shareholder Reports.........................................        13,168
Audit.......................................................        10,589
Trustees' Fees and Related Expenses.........................         9,305
Shareholder Services........................................         7,836
Legal.......................................................           913
Other.......................................................        10,453
                                                                ----------
    Total Expenses..........................................       155,538
    Expense Fee Reduction ($44,027 Investment Advisory Fee
     and $1,234 Other)......................................        45,261
                                                                ----------
    Net Expenses............................................       110,277
                                                                ----------
NET INVESTMENT LOSS.........................................    $  (56,682)
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  553,153
Net Unrealized Appreciation During the Period...............     1,783,387
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $2,336,540
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $2,279,858
                                                                ==========

See Notes to Financial Statements                                              9

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                  FOR THE                 FOR THE
                                                              SIX MONTHS ENDED          YEAR ENDED
                                                               JUNE 30, 2004         DECEMBER 31, 2003
                                                              ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................    $   (56,682)            $  (27,637)
Net Realized Gain...........................................        553,153                 99,121
Net Unrealized Appreciation During the Period...............      1,783,387                972,853
                                                                -----------             ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      2,279,858              1,044,337
                                                                -----------             ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     32,051,773              5,748,364
Cost of Shares Repurchased..................................     (4,774,991)              (742,024)
                                                                -----------             ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     27,276,782              5,006,340
                                                                -----------             ----------
TOTAL INCREASE IN NET ASSETS................................     29,556,640              6,050,677
NET ASSETS:
Beginning of the Period.....................................      7,916,454              1,865,777
                                                                -----------             ----------
End of the Period (Including accumulated net investment loss
  of $85,876 and $29,194, respectively).....................    $37,473,094             $7,916,454
                                                                ===========             ==========

 10                                            See Notes to Financial Statements

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                               SEPTEMBER 25, 2000
                                                     SIX MONTHS                                                  (COMMENCEMENT
                                                       ENDED               YEAR ENDED DECEMBER 31,               OF INVESTMENT
CLASS II SHARES                                       JUNE 30,        ----------------------------------         OPERATIONS) TO
                                                        2004           2003         2002          2001         DECEMBER 31, 2000
                                                     ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $ 4.23         $ 3.05       $  4.52       $  7.46            $ 10.00
                                                       ------         ------       -------       -------            -------
  Net Investment Loss..............................      (.01)(a)       (.03)(a)      (.02)         (.02)               -0-
  Net Realized and Unrealized Gain/Loss............       .36           1.21         (1.45)        (2.82)             (2.54)
                                                       ------         ------       -------       -------            -------
Total from Investment Operations...................       .35           1.18         (1.47)        (2.84)             (2.54)
Less Distributions from Net Investment Income......       -0-            -0-           -0-           .10                -0-
                                                       ------         ------       -------       -------            -------
NET ASSET VALUE, END OF THE PERIOD.................    $ 4.58         $ 4.23       $  3.05       $  4.52            $  7.46
                                                       ======         ======       =======       =======            =======

Total Return* (b)..................................     8.27%**       38.69%       -32.52%       -38.26%            -25.40%**
Net Assets at End of the Period (In millions)......    $ 37.5         $  7.9       $   1.9       $   2.2            $   1.1
Ratio of Expenses to Average Net Assets* (c).......     1.24%          1.26%         1.26%         1.27%              1.26%
Ratio of Net Investment Loss to Average Net
  Assets*..........................................     (.64%)         (.79%)        (.76%)        (.59%)             (.23%)
Portfolio Turnover.................................       84%**         182%          227%          303%                62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.........     1.74%          4.31%         6.97%         7.95%             15.73%
   Ratio of Net Investment Loss to Average Net
     Assets........................................    (1.14%)        (3.84%)       (6.46%)       (7.27%)           (14.70%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

See Notes to Financial Statements                                             11

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware statutory Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,583,721, which will expire between December 31, 2008 and 2010.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $33,801,550
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,478,534
Gross tax unrealized depreciation...........................       (529,762)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 3,948,772
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    For the six months ended June 30, 2004, the Adviser waived approximately $44,000 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.26% of Class II average net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom LLP counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio and reimburses the cost of such services to each portfolio with assets less than $25 million. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations. The Adviser reimbursed $1,234 of these fees.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2004, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $19,370 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2004, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $632.

    At June 30, 2004, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $34,653,749. For the six months ended June 30, 2004, share transactions were as follows:

Beginning Shares............................................     1,872,108
Sales.......................................................     7,395,047
Repurchases.................................................    (1,081,808)
                                                                ----------
Ending Shares...............................................     8,185,347
                                                                ==========

    At December 31, 2003, capital aggregated $8,566,940. For the year ended December 31, 2003, share transactions were as follows:

Beginning Shares............................................      611,552
Sales.......................................................    1,470,609
Repurchases.................................................     (210,053)
                                                                ---------
Ending Shares...............................................    1,872,108
                                                                =========

    On April 30, 2004, the Portfolio acquired all of the assets and liabilities of the LSA Aggressive Growth Fund ("Aggressive Growth") through a tax free reorganization approved by the Aggressive Growth shareholders on March 26, 2004. The Portfolio issued 3,887,388 shares valued at $16,793,514, in exchange for Aggressive Growth's net assets. The shares of Aggressive Growth were converted into Portfolio shares at a ratio 1.981 to 1. Net unrealized appreciation of Aggressive Growth as of April 30, 2004 was $1,189,973. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended June 30, 2004.

    On April 30, 2004, the Portfolio acquired all of the assets and liabilities of the LSA Emerging Growth Equity Fund ("Emerging Growth") through a taxable reorganization approved by the Emerging Growth shareholders on March 26, 2004. The Portfolio issued 2,329,017 shares valued at $10,061,354, in exchange for Emerging Growth's net assets. The shares of Emerging Growth were converted into Portfolio shares at a ratio 1.701 to 1. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended June 30, 2004.

    Combined net assets off all three portfolios on the day of reorganization were $36,383,965.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,698,136 and $15,470,632, respectively.

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid quarterly.

6. INDEMNIFICATIONS

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                 (VAN KAMPEN INVESTMENTS LOGO)

                                       Copyright (C)2004 Van Kampen Funds Inc.
                                       All rights reserved.
                                       Member NASD/SIPC.
                                       LIT SAR AGG 8/04 RN04-01528P-Y06/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant) Van Kampen Life Investment Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
    ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

By:  /s/ James M. Dykas
    --------------------
Name: James M. Dykas
Title: Principal Financial Officer
Date: August 19, 2004